Schedule 14A Information
                                (Rule 14A-101)
                    Information Required in Proxy Statement
                           Schedule 14A Information
               Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No. )

/X/  Filed by the Registrant
/_/  Filed by a Party other than the Registrant
Check the appropriate box:
/X/      Preliminary Proxy Statement
/_/ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/_/      Definitive Proxy Statement
/_/      Definitive Additional Materials
/_/      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                    The Emerging Markets Income Fund II Inc


               (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (check the appropriate box):
/X/      No fee required.
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         0-11.

         (1)  Title of each class of securities to which transaction applies:

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         (2)  Aggregate number of securities to which transaction applies:

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         (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

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         (4)  Proposed maximum aggregate value of transaction:

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         (5)  Total fee paid:

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/_/      Fee paid previously with preliminary materials.
/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)  Amount Previously Paid:

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

                     THE EMERGING MARKETS INCOME FUND INC
                    THE EMERGING MARKETS INCOME FUND II INC
                 THE EMERGING MARKETS FLOATING RATE FUND INC.
                       GLOBAL PARTNERS INCOME FUND INC.
                         MUNICIPAL PARTNERS FUND INC.
                        MUNICIPAL PARTNERS FUND II INC.

                                                           November [11], 2002


Dear Stockholder:

         We are pleased to enclose the notice and proxy statement for the Special Joint Meetings of Stockholders (the "Special Meetings") of The Emerging Markets Income Fund II Inc, The Emerging Markets Floating Rate Fund Inc., Municipal Partners Fund Inc. and Municipal Partners Fund II Inc., and the Annual Joint Meetings of Stockholders of The Emerging Markets Income Fund Inc and Global Partners Income Fund Inc. (the "Annual Meetings" and, together with the "Special Meetings," the "Meetings") to be held on December 11, 2002. Each Fund is referred to in this notice and proxy statement as a "Fund," and collectively as the "Funds."

         On October 22, 2002, PIMCO Advisors Fund Management LLC (formerly known as PIMCO Funds Advisors LLC) ("PIMCO Advisors") and Salomon Brothers Asset Management Inc ("SBAM") entered into a purchase agreement pursuant to which SBAM agreed to acquire the investment management and advisory business of PIMCO Advisors with respect to the Funds, (the "Transactions"). Upon consummation of the Transactions, PIMCO Advisors will cease to act as investment manager or adviser to the Funds and SBAM will become the sole investment manager to the Funds. As such, SBAM will continue to be responsible for the day-to-day management of each Fund's portfolio and will assume full responsibility for the overall investment programs of the Funds. In addition, SBAM will continue to provide the high level of portfolio investment services to which the Funds are accustomed. The closing of the Transactions is subject to a number of conditions, including approval by the Board of Directors and stockholders of each Fund of a new investment advisory and administration agreement with SBAM. The Board of Directors of each Fund approved each new investment advisory and administration agreement with SBAM at a meeting of the Board of Directors of each Fund on October 23, 2002.

         At the Meetings, stockholders of each of the Funds will be asked to approve a new investment advisory and administration agreement which will combine the services currently provided pursuant to separate agreements between the Fund and PIMCO Advisors, PIMCO Advisors and SBAM and/or the Fund and SBAM, into one agreement for each Fund between the Fund and SBAM whereby SBAM will perform all management, advisory and administrative services for the Fund and receive the total fees (reduced, as described below) currently paid by the Funds to PIMCO Advisors and SBAM. Pursuant to the new proposed investment advisory and administration agreement for The Emerging Markets Income Fund Inc and The Emerging Markets Income Fund II Inc, services will be provided by SBAM for a fee at a rate equal to 0.15% less than the combined fee rate currently paid by the respective Fund. Pursuant to the new proposed investment advisory and administration agreement for The Emerging Markets Floating Rate Fund Inc., Global Partners Income Fund Inc., Municipal Partners Fund Inc. and Municipal Partners Fund II Inc., services will be provided by SBAM for a fee at a rate equal to 0.05% less than the combined fee rate currently paid by the respective Fund.

         In addition, the stockholders of The Emerging Markets Income Fund
Inc and Global Partners Income Fund Inc. will be asked to vote on the election of Directors for those two Funds.

         Because the Funds are affected similarly by the Transactions, each Fund's Board of Directors determined it would be most efficient to prepare a single combined notice and proxy statement which has been sent to the stockholders of all of the Funds. If you are a stockholder of more than one Fund, you will receive the combined notice of meetings, a proxy statement for all of the Funds and a proxy card only for the Funds in which you are a stockholder. Each Fund votes separately, so please sign and return all of your proxy cards if you are a stockholder of more than one Fund.

         Please note that you are not being asked to vote on every proposal included in the proxy statement. The enclosed proxy statement describes which Funds' stockholders are being asked to vote on each proposal, and the enclosed proxy card(s) provide(s) for voting only with respect to the proposals relating to the Fund(s) in which you are a stockholder.

         After careful consideration, each Fund's Board of Directors, including its independent Directors, unanimously approved each proposal relating to the Fund and recommends that its stockholders vote "FOR" each such proposal.

         We urge you to review the enclosed materials for all of the details of the proposals described above. It is very important that you complete and return the enclosed proxy card(s).

         We thought that it would be helpful to provide the following questions and answers regarding the approval of the new investment advisory and administration agreement(s). They are designed to help you answer questions you may have and help you cast your votes, and are being provided as a supplement to, not a substitute for, the proxy statement, which we urge you to review carefully.

         Please feel free to contact [_______] to answer any questions you may have regarding the voting of your shares. If we have not received your proxy card(s) prior to the date of the Meetings, you may receive a telephone call from [______] encouraging you to exercise your right to vote. As always, we thank you for your confidence and support.

                    Sincerely,


                    R. Jay Gerken and
                    Stephen J. Treadway
                    Co-Chairmen of:
                             The Emerging Markets Income Fund Inc,
                             The Emerging Markets Income Fund II Inc,
                             The Emerging Markets Floating Rate Fund Inc., Global Partners Income Fund Inc.,
                             Municipal Partners Fund Inc., and
                             Municipal Partners Fund II Inc.

                              QUESTIONS & ANSWERS

Q: UNDER THE NEW INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT, WHO WILL BE THE NEW INVESTMENT ADVISER FOR EACH FUND?

A: SBAM, which is currently responsible for the day-to-day management of each Fund's portfolio, will take over all investment management, advisory and administration responsibilities on behalf of each Fund for which a new investment advisory and administration agreement is approved. SBAM will be responsible for the overall investment programs of the Funds. In addition, SBAM will continue to provide the high level of portfolio investment services to which the Funds are accustomed.


Q:        WHY AM I BEING ASKED TO VOTE ON THESE PROPOSALS?

A: On October 22, 2002, PIMCO Advisors and SBAM entered into a purchase agreement whereby the two entities mutually agreed that SBAM would acquire the investment management and advisory business of PIMCO Advisors with respect to each of the Funds subject to certain conditions. One of the conditions to the closing of the transactions contemplated by the purchase agreement with respect to a particular Fund is the approval of a new investment advisory and administration agreement by the Board of Directors and stockholders of that Fund. The Board of Directors of each Fund approved each new investment advisory and administration agreement with SBAM at a meeting of the Board of Directors of each Fund on October 23, 2002.


Q: HOW WILL THE NEW INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT AFFECT ME AS A FUND STOCKHOLDER?

A: Under the new investment advisory and administration agreements, the overall cost of investment management, advisory and administrative services will decrease. Under the new investment advisory and administration agreement for The Emerging Markets
          Income Fund Inc and The Emerging Markets Income Fund II Inc, the fee rate paid to SBAM, will be 0.15% lower than the combined fee rate currently received by PIMCO Advisors and SBAM under the existing agreements. Under the new investment advisory and administration agreement for The Emerging Markets Floating Rate Fund Inc., Global Partners Income Fund Inc., Municipal Partners Fund Inc. and Municipal Partners Fund II Inc., the fee rate paid to SBAM, will be 0.05% lower than the combined fee rate currently received by PIMCO Advisors and SBAM under the existing agreements. Although SBAM will receive an increased fee rate in return for the increased services it will provide, the overall fee rate payable by each Fund will be lower than the combined fee rate currently paid by the Fund, and indirectly by the stockholders of the Fund, for advisory and administrative services.

Q:        WILL THERE BE ANY OTHER CHANGES TO THE FUND?

A: Upon the closing of the transactions contemplated by the purchase agreement, Stephen J. Treadway will resign from each of the Fund's Board of Directors and from all positions as an officer of each of the Funds. Newton B. Schott, Jr. and Brian S. Shlissel will also resign their positions as officers of each of the Funds. Messrs. Treadway, Schott and Shlissel are affiliated with PIMCO Advisors.

Q:        HOW DO THE BOARDS RECOMMEND THAT I VOTE?

A: After careful consideration, each of the Fund's Boards of Directors, including its independent Directors, unanimously recommends that stockholders vote "FOR" approval of the new investment advisory and administration agreement and, with respect to the Funds holding Annual Meetings, "FOR" the election of Directors.


Q:        WHOM DO I CALL IF I HAVE QUESTIONS?

A: Please feel free to call [_____], at [______]to answer any questions you may have regarding the voting of your shares.


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PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD(S) IN THE POSTAGE-PAID
ENVELOPE. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
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


                     THE EMERGING MARKETS INCOME FUND INC
                    THE EMERGING MARKETS INCOME FUND II INC
                 THE EMERGING MARKETS FLOATING RATE FUND INC.
                       GLOBAL PARTNERS INCOME FUND INC.
                         MUNICIPAL PARTNERS FUND INC.
                        MUNICIPAL PARTNERS FUND II INC.

          NOTICE OF ANNUAL AND SPECIAL JOINT MEETINGS OF STOCKHOLDERS


                                                        November [11], 2002


To the Stockholders:

         The Special Joint Meetings of Stockholders (the "Special Meetings") of The Emerging Markets Income Fund II Inc, The Emerging Markets Floating Rate Fund Inc., Municipal Partners Fund Inc. and Municipal Partners Fund II Inc., and the Annual Joint Meetings of Stockholders (the "Annual Meetings" and, together with the "Special Meetings," the "Meetings") of The Emerging Markets Income Fund Inc and Global Partners Income Fund Inc. will be held at Citigroup Center, 153 East 53rd Street, 14th Floor, Conference Room K, New York, New York, on Wednesday, December 11, 2002, at [3 p.m.], New York time.

         The Meetings will be held for the purposes of considering and voting upon the following:

The following Proposal relates to each Fund:

         1. The approval of a new investment advisory and administration agreement between Salomon Brothers Asset Management Inc ("SBAM") and each of The Emerging Markets Income Fund Inc, The Emerging Markets Income Fund II Inc, The Emerging Markets Floating Rate Fund Inc., Global Partners Income Fund Inc., Municipal Partners Fund Inc. and Municipal Partners Fund II Inc. (each individually, a "Fund" and collectively, the "Funds").

The following Proposal relates to The Emerging Markets Income Fund Inc and Global Partners Income Fund Inc. only:

         2.       The election of Directors.

The following relates to each Fund:

         3. Any other business that may properly come before the Meetings or any adjournment(s) thereof.

         The close of business on November 4, 2002 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meetings.

                      By Order of the Boards of Directors,



                      Christina T. Sydor
                      Secretary of the following Funds:
                               The Emerging Markets Income Fund Inc,
                               The Emerging Markets Income Fund II Inc,
                               The Emerging Markets Floating Rate Fund Inc., Global Partners Income Fund Inc.,
                               Municipal Partners Fund Inc. and
                               Municipal Partners Fund II Inc.



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           TO AVOID FURTHER SOLICITATION, WE URGE YOU to indicate voting instructions on the enclosed proxy, date and sign it and return it promptly in the envelope provided, no matter how large or how small your holdings may be.
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

                     Instructions for Signing Proxy Cards

           The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

         1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

         2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

         3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

           Registration                         Valid Signature
           ------------                         ---------------

Corporate Accounts
(1) ABC Corp.......................     ABC Corp. (by John Doe, Treasurer)
(2) ABC Corp.......................     John Doe, Treasurer
(3) ABC Corp., c/o
    John Doe, Treasurer............     John Doe
(4) ABC Corp. Profit Sharing Plan..     John Doe, Trustee

Trust Accounts
(1) ABC Trust......................     Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee,
    u/t/d 12/28/78.................     Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust.,
    f/b/o John B. Smith, Jr. UGMA..     John B. Smith
(2) John B. Smith..................     John B. Smith, Jr., Executor

                     THE EMERGING MARKETS INCOME FUND INC
                    THE EMERGING MARKETS INCOME FUND II INC
                 THE EMERGING MARKETS FLOATING RATE FUND INC.
                       GLOBAL PARTNERS INCOME FUND INC.
                         MUNICIPAL PARTNERS FUND INC.
                        MUNICIPAL PARTNERS FUND II INC.

                               -----------------

                           COMBINED PROXY STATEMENT
               ANNUAL AND SPECIAL JOINT MEETINGS OF STOCKHOLDERS

           This combined proxy statement (the "Proxy Statement") is furnished in connection with a solicitation by the Boards of Directors of The Emerging Markets Income Fund II Inc, The Emerging Markets Floating Rate Fund Inc., Municipal Partners Fund Inc. and Municipal Partners Fund II Inc. of proxies to be used at the Special Joint Meetings of Stockholders (the "Special Meetings") of those Funds, and by the Boards of Directors of The Emerging Markets Income Fund Inc and Global Partners Income Fund Inc. of proxies to be used at the Annual Joint Meetings of Stockholders (the "Annual Meetings" and, together with the "Special Meetings," the "Meetings"), to be held at Citigroup Center, 153 East 53rd Street, 14th Floor, Conference Room K, New York, New York, on Wednesday, December 11, 2002, at [3 p.m.], New York time (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual and Special Joint Meetings of Stockholders. This Proxy Statement and the accompanying form of proxy are first being mailed to stockholders on or about November [11], 2002.

           At the Meetings, stockholders of each of The Emerging Markets Income Fund Inc, The Emerging Markets Income Fund II Inc, The Emerging Markets Floating Rate Fund Inc., Global Partners Income Fund Inc., Municipal Partners Fund Inc. and Municipal Partners Fund II Inc. (each individually, a "Fund" and collectively, the "Funds") will be asked to approve a new investment advisory and administration agreement which will combine the services currently provided pursuant to separate agreements by PIMCO Advisors Fund Management LLC (formerly known as PIMCO Funds Advisors LLC) ("PIMCO Advisors") and Salomon Brothers Asset Management Inc ("SBAM"), into one agreement between the Funds and SBAM whereby SBAM will perform all management, advisory and administrative services for the Fund. Although the particular terms of each existing contract between PIMCO Advisors and each Fund, PIMCO Advisors and SBAM or, in the case of The Emerging Markets Income Fund Inc, SBAM and the Fund may vary, currently PIMCO Advisors, as investment adviser or investment manager to each Fund, supervises the Fund's investment program, including advising and consulting with SBAM regarding the Fund's overall investment strategy. SBAM which has served as investment manager or investment adviser since each Fund's inception is responsible, among other things, for the day-to-day management of the Fund's portfolio.

         In addition, the stockholders of The Emerging Markets Income
Fund Inc and Global Partners Income Fund Inc. will be asked to vote on the election of Directors for those two Funds.

         Stockholders who execute proxies retain the right to revoke them in person at the Meetings or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the approval of the new investment advisory and administration agreement, and, with respect to The Emerging Markets Income Fund Inc and Global Partners Income Fund Inc., will be voted FOR the election of the Directors. The close of business on November 4, 2002 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meetings and any adjournments thereof (the

"Record Date"). For purposes of the Meetings, each holder of each Fund's stock is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held of record on the Record Date, with no shares having cumulative voting rights. On the Record Date, each Fund had outstanding the number of shares indicated in the separate Fund exhibit pertaining to the Funds (the "Fund Exhibit") accompanying as Exhibit A to, and forming an important part of, this proxy statement. Stockholders of each Fund will vote separately from stockholders of the other Funds voting on the Proposals, and all of the outstanding capital stock of each Fund will vote together as a single class with respect to the Proposals.

The Proposals to be voted on by stockholders of the Funds are as follows:

                                                  Funds to which each
           Proposals                               Proposal Applies
           ---------                               ----------------

1.   Approval of a new investment             All Funds
advisory and administration agreement
between SBAM and the Fund.

2.  Election of Directors to the             The Emerging Markets Income Fund
Board of Directors.                          Inc and Global Partners Income
                                             Fund Inc.

           Abstention and Broker Non-Votes (reflected by signed but unvoted proxies), as defined below, do not count as votes cast with respect to the Proposals. With respect to Proposal 1 which requires the affirmative vote of a "majority of the outstanding voting securities" of a fund (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) (see "Required Vote" on page __), the effect of abstentions and Broker Non-Votes is the same as a vote against the Proposal. With respect to Proposal 2 which requires a plurality of the votes cast by the holders of shares of common stock of each Fund present or represented by proxy at the Meetings at which a quorum is present, abstentions and Broker Non-Votes will not be considered votes cast and have no effect on the outcome of the Proposal. "Broker Non-Votes" are shares held in the name of a broker or nominee for which an executed proxy is received by a Fund, but are not voted on the Proposals because voting instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

           In accordance with each Fund's By-Laws, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of each Fund entitled to vote at the Meetings. In the event that a quorum is not present at the Meeting of any Fund, or in the event that a quorum is present but sufficient votes to approve a Proposal of any Fund is not received, the persons named as proxies may propose one or more adjournments of the Meetings to a date not more than 120 days after the Record Date to permit further solicitation of proxies and without establishing a new Record Date. Any adjournment will require the affirmative vote of a majority of those shares voting on the adjournment matter at the Meetings in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any adjournment proposal in their discretion. A stockholder vote may be taken on a Proposal for one or more of the Funds prior to any such adjournment if sufficient votes have been received for approval of that Proposal.

          PIMCO Advisors, whose principal business address is 1345 Avenue of the Americas, New York, New York 10105, is currently the investment manager for The Emerging Markets Income Fund II Inc, The Emerging Markets Floating Rate Fund Inc., Global Partners Income Fund Inc., Municipal Partners Fund Inc. and Municipal Partners Fund II Inc. and acts as the investment adviser for The Emerging Markets Income Fund Inc. PIMCO Advisors is an indirect majority-owned subsidiary of Allianz AG.

          SBAM, whose principal business address is 388 Greenwich Street, New York, New York 10013, is currently the investment adviser for The Emerging Markets Income Fund II Inc, The Emerging Markets Floating Rate Fund Inc., Global Partners Income Fund Inc., Municipal Partners Fund Inc. and Municipal Partners Fund II Inc. and the investment manager for The Emerging Markets Income Fund Inc. SBAM is an indirect wholly-owned subsidiary of Citigroup Inc.

          The principal business address of each of the Funds is 125 Broad Street, New York, New York, 10004. Each of the Funds is a closed-end management investment company, registered under the 1940 Act.



              PROPOSAL 1: APPROVAL OF NEW INVESTMENT ADVISORY AND
                           ADMINISTRATION AGREEMENT

Stockholders of each of the Funds will vote on this Proposal.

          Introduction

           SBAM has served as investment adviser to each of the Funds (except for The Emerging Markets Income Fund Inc for which SBAM has served as investment manager) since each Fund's inception. PIMCO Advisors has served as investment manager to each of the Funds (except for The Emerging Markets Income Fund Inc for which it has served as investment adviser) by itself and through its affiliates since October 1997. Over the years, each organization's asset management business has developed significantly and begun to compete more directly with each other. Given the focus of the growth of the asset management businesses of the organizations and SBAM's comprehensive involvement in the day-to-day operations of the Funds, PIMCO Advisors and SBAM mutually agreed that it would be more effective and efficient for the Funds if SBAM were to take over all management, advisory and administrative operations of the Funds at a lower cost to the Funds.

           On October 22, 2002, PIMCO Advisors and SBAM entered into a purchase agreement, (the "Purchase Agreement") whereby the two parties agreed that SBAM would acquire the investment management and advisory business of PIMCO Advisors with respect to each of the Funds. Under the Purchase Agreement, SBAM will pay PIMCO Advisors $12.5 million over five years provided the transactions contemplated by the Purchase Agreement closes with respect to all of the Funds (for each Fund, a "Transaction" and, collectively, the "Transactions"). As a condition to the closing of the Transaction with respect to a Fund, a new investment advisory and administration agreement (the "New Investment Advisory and Administration Agreement") must be approved by the Board of Directors and stockholders of that Fund. The Board of Directors of each Fund approved each New Investment Advisory and Administration Agreement with SBAM at a meeting of the Board of Directors of each Fund on October 23, 2002.

In addition, the New Investment Advisory and Administration Agreement for each Fund will not become effective by its terms until the Transaction closes with respect to that Fund. Upon obtaining stockholder approval of a New Investment Advisory and Administration Agreement for a Fund, SBAM may elect to close the Transaction with respect to that Fund. If SBAM so elects, SBAM is required to close all other Transactions for which stockholder approval has been obtained. If stockholder approval is obtained for every Fund, SBAM has agreed to close the Transactions for all of the Funds. Upon the closing of a Transaction, Stephen J. Treadway will resign from that Fund's Boards of Directors and from all positions as an officer of that Fund. Newton B. Schott, Jr. and Brian S. Shlissel will also resign their positions as officers of each of the Funds in the same manner. Messrs. Treadway, Schott and Shlissel are affiliated with PIMCO Advisors. If a Transaction closes with respect to a Fund, SBAM has agreed to use commercially reasonable efforts to honor their obligations to indemnify Stephen J. Treadway in his role as Director of the Funds, and to cause the Funds to maintain in effect the current policies of Directors' and Officers' insurance maintained by that Fund for the benefit of Stephen J. Treadway, Newton B. Schott, Jr. and Brian S. Shlissel.

           The Boards of Directors of the Funds are proposing that stockholders approve the New Investment Advisory and Administration Agreement to be entered into between each of the Funds and SBAM. PIMCO Advisors currently serves as the investment manager to The Emerging Markets Income Fund II Inc, The Emerging Markets Floating Rate Fund Inc., Global Partners Income Fund Inc., Municipal Partners Fund Inc. and Municipal Partners Fund II Inc. pursuant to the current management agreement between each Fund and PIMCO Advisors (the "Existing PIMCO Management Agreements") and as the investment adviser for The Emerging Markets Income Fund Inc under the current investment advisory agreement between the Fund and PIMCO Advisors (the "Existing PIMCO Investment Advisory Agreement," and, together with the Existing PIMCO Management Agreements, the "Existing PIMCO Agreements"). As such PIMCO Advisors supervises the Fund's investment program. SBAM currently serves as the investment adviser to The Emerging Markets Income Fund II Inc, The Emerging Markets Floating Rate Fund Inc., Global Partners Income Fund Inc., Municipal Partners Fund Inc. and Municipal Partners Fund II Inc. under the current investment advisory and administration agreements between PIMCO Advisors and SBAM (together the "Existing SBAM Investment Advisory and Administration Agreements") for each Fund, except for The Emerging Markets Income Fund Inc, where SBAM serves as the investment manager for the Fund under the current management agreement between SBAM and the Fund (the "Existing SBAM Management Agreement," and, together with the Existing SBAM Investment Advisory and Administration Agreements, the "Existing SBAM Agreements," and, together with the Existing PIMCO Agreements, the "Existing Agreements"). As such SBAM is responsible for the day-to-day management of the Fund's portfolio. The dates of each of these agreements, as well as the respective dates on which each Fund's stockholders and its Board of Directors, including a majority of the Directors who are not "interested persons" as defined in the 1940 Act ("Interested Persons") of such Fund, PIMCO Advisors or SBAM, as applicable, most recently approved each agreement are set forth in the Fund Exhibit on page [___].

           At a joint meeting of the Boards of Directors of the Funds held on October 23, 2002, the Board of each of the Funds unanimously approved a New Investment Advisory and Administration Agreement between each Fund and SBAM subject to stockholder approval. Each New Investment Advisory and Administration Agreement provides that SBAM will perform services substantially identical in nature to those currently performed by SBAM under the Existing SBAM Agreements as well as those services currently performed by PIMCO Advisors under the Existing PIMCO Agreements. Although SBAM will receive an increased fee rate in return for the increased services it will provide, the proposed overall fee rate payable by each Fund and indirectly by the stockholders will be lower than the fee rate currently paid by the Funds. Pursuant to the New Investment Advisory and Administration Agreement for The Emerging Markets Income Fund Inc and The Emerging Markets Income Fund II Inc, services will be provided by SBAM for a fee rate equal to 0.15% less than the combined fee rate currently paid by the Funds. Pursuant to the New Investment Advisory and Administration Agreement for The Emerging Markets Floating Rate Fund Inc., Global Partners Income Fund Inc., Municipal Partners Fund Inc. and Municipal Partners Fund II Inc., services will be provided by SBAM for a fee rate equal to 0.05% less than the combined fee rate currently paid by the Funds.

          At the joint meeting of the Board of Directors of each Fund, the Boards also unanimously approved the continuation of the Existing Agreements (except for the Existing SBAM Management Agreement between Emerging Markets Income Fund Inc and SBAM, which is not due to expire until February 2004) until the earlier of (1) the closing of the Transaction with respect to the applicable Fund and (2) October 31, 2003.

          A form of the proposed New Investment Advisory and Administration Agreement is attached as Exhibit B and substantially combines the terms of the Existing PIMCO Agreements and the Existing SBAM Agreements. The following descriptions are qualified in their entirety by reference to the form of the proposed New Investment Advisory and Administration Agreement.

          Board Consideration and Recommendation

           During the course of their deliberations, the Directors (including the non-interested Directors) considered with respect to each Fund (1) the nature, quality and scope of the management and investment advisory services and personnel that would be provided to the Funds by SBAM, (2) the amount of investment advisory fees that would be paid to SBAM and the fees paid by comparable funds, (3) the compensation (in addition to investment advisory fees) and other benefits received by SBAM and its affiliates in respect of the Funds, (4) SBAM's cost in providing services, (5) economies of scale realized by SBAM, (6) possible alternatives to the proposed New Investment Advisory and Administration Agreements with SBAM, (7) the operating expenses of the Funds, and (8) the policies and practices of SBAM with respect to the portfolio transactions for the Funds. The non-interested Directors of each Fund also met separately to review the information provided by SBAM and were assisted in their review by independent counsel to the non-interested Directors.

           Specifically, the Boards considered, in addition to the above information, (1) the fact that SBAM has been involved in the day-to-day operations of each Fund since its inception and the level of services SBAM has provided to each Fund, (2) the ability of SBAM, in light of its current involvement in the day-to-day operation of the Funds, to provide all services to the Funds in an effective and efficient manner, (3) the rates of compensation to be received by SBAM under the New Investment Advisory and Administration Agreements, which are lower than the rates paid to SBAM and PIMCO Advisors under the Existing Agreements, (4) the performance of the Funds relative to that of other funds with similar investment objectives, (5) the commonality of the terms and provisions of the New Investment Advisory and Administration Agreements and the Existing Agreements, and (6) SBAM's general reputation and commitment to the investment advisory industry.

          Description of SBAM

          SBAM is registered as an investment adviser with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940, as amended, ("Advisers Act"), and has its principal place of business at 388 Greenwich Street, New York, New York 10013. SBAM was organized as a Delaware corporation in 1987. SBAM is an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup") which is located at 1 Citicorp Center, 153 East 53rd

Street, New York, New York 10022. As of [June 30], 2002, SBAM had approximately $[34] billion of assets under management.

          SBAM provides discretionary and non-discretionary portfolio management services to a wide variety of individual and institutional accounts, including, but not limited to, banks or thrift institutions, retirement plans, pension and profit-sharing trusts, estates, charitable organizations, corporations, and other business entities, registered investment companies and unregistered domestic and offshore funds.

          The names, titles and principal occupations of the current Directors and executive officers of SBAM are set forth in the Fund Exhibit on page [___].



          Description of Portfolio Management Team

          The SBAM portfolio management team that is currently responsible for the day-to-day management of each of the Funds will continue to act in that capacity. The team of investment professionals currently manages other closed-end and open-end management investment companies. If the stockholders approve the New Investment Advisory and Administration Agreement, the SBAM team will continue to manage each Fund in accordance with each Fund's respective investment objective.

          Description of the Existing PIMCO Agreements

           Under the Existing PIMCO Management Agreements with each applicable Fund, PIMCO Advisors is responsible for supervising the Funds' investment programs, including advising and consulting with the Funds' investment manager regarding the Funds' overall investment strategy. PIMCO Advisors also advises the Funds on the use of leveraging techniques and provides access to economic information, research and assistance to the Funds. Under the Existing PIMCO Management Agreements with each Fund (other than Municipal Partners Fund Inc. and Municipal Partners Fund II Inc.), PIMCO Advisors is responsible for consulting with SBAM and the Fund with respect to emerging trends and developments in the international community with particular emphasis on opportunities for emerging market country entities.

          Under the Existing PIMCO Investment Advisory Agreement, PIMCO Advisors supervises The Emerging Markets Income Fund Inc's investment program, including advising and consulting with SBAM regarding the Fund's overall investment strategy. PIMCO Advisors also provides access to economic information, research and assistance to the Fund. Under the Existing PIMCO Agreements, the Funds are responsible for all of their expenses and liabilities, except that PIMCO Advisors is responsible for the expenses in connection with maintaining a staff within its organization to furnish the above services to the Funds and, in the case of the Existing PIMCO Management Agreements, the Funds' investment advisers.

          Under the Existing PIMCO Agreements, the Funds pay PIMCO Advisors an annual fee in monthly installments at the fee rates set forth in the Fund Exhibit on page [___]. The aggregate amount of investment management fees paid by each Fund to PIMCO Advisors for the Fund's most recent fiscal year under the Existing PIMCO Agreements is set forth in the Fund Exhibit on page [___]. Under the Existing PIMCO Management Agreements, PIMCO Advisors remits a certain percentage of such fees to SBAM pursuant to the Existing SBAM Investment Advisory and Administration Agreements.

          Each Existing PIMCO Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations thereunder ("disabling conduct"), PIMCO Advisors shall not be liable to the Fund or its stockholders for any act or omission in the course of or in connection with the rendering of its services thereunder. In addition, each Existing PIMCO Agreement provides that the Fund, under certain circumstances, will indemnify PIMCO Advisors against any losses or expenses incurred, including amounts paid in satisfaction of judgments and reasonable legal costs, not resulting from disabling conduct.

           Each Existing PIMCO Agreement had an initial term of two years, and thereafter can continue in effect for successive annual periods provided such continuance is specifically approved at least annually by (i) a majority of the members of the Fund's Board of Directors who are not parties to the Existing PIMCO Agreement, and who are not Interested Persons of any such party, and (ii) a majority of each Fund's Board of Directors or the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of each Fund. Each Existing PIMCO Agreement may be terminated, without penalty, on 60 days' notice, by the respective Fund's Board of Directors, by a vote of the holders of a "majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act), or by PIMCO Advisors, and each Existing PIMCO Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

          Description of the Existing SBAM Agreements

           Under the Existing SBAM Investment Advisory and Administration Agreements with PIMCO Advisors for each applicable Fund subject to the direction and control of the Directors of the Fund and in consultation with PIMCO Advisors, SBAM is responsible for making investment strategy decisions for the Fund, managing and investing and reinvesting the assets of the Fund in accordance with its stated policies, placing purchase and sale orders for the Fund, as well as providing financial research and data to the Fund. SBAM is also responsible for administrative and stockholder services for the Fund.

           Under the Existing SBAM Management Agreement between SBAM and The Emerging Markets Income Fund Inc, SBAM is responsible for managing and supervising the Fund's investment program and provides certain compliance, administrative and clerical services to the Fund. In particular, the Existing SBAM Management Agreement provides that SBAM will make investment strategy decisions for the Fund, manage the investing and reinvesting of the Fund's assets, place purchase and sale orders on behalf of the Fund, provide continuous supervision of the Fund's investment portfolio and provide or procure the provision of research and statistical data in relation to investing and other matters within the scope of the investment objective and limitations of the Fund. In addition, under the Existing SBAM Management Agreement, SBAM is responsible for providing administrative services to the Fund, including compliance, record-keeping, reporting and preparation of proxies and stockholder reports, coordination of the functions of the transfer agent, custodian, accountants, counsel and other parties, clerical services, such as accounting services, and stockholder services, including responding to stockholder inquiries.

          Under the Existing SBAM Agreements each Fund is responsible for all of its expenses and liabilities, except that SBAM is responsible for the expenses in connection with providing facilities and personnel reasonably necessary for the performance of the services to be provided by it to the Fund. Under the Existing SBAM Agreements, SBAM is paid for its services with respect to the Funds (in the case of the SBAM Investment Advisory and Administration Agreement, by PIMCO Advisors, and in the case of the SBAM Management Agreement, by the Fund) an annual fee in monthly installments at the rates listed in the Fund Exhibit on page [____].

          Each Existing SBAM Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder ("disabling conduct"), SBAM shall not be liable to a Fund or its stockholders for any act or omission in the course of or in connection with the rendering of its services thereunder. In addition, each Existing SBAM Agreement provides that a Fund, under certain circumstances, will indemnify SBAM against any losses or expenses incurred, including amounts paid in satisfaction of judgments and reasonable legal costs, not resulting from disabling conduct.

           Each Existing SBAM Agreement had an initial term of two years, and thereafter can continue in effect for successive annual periods provided such continuance is specifically approved at least annually by (i) a majority of the members of the Fund's Board of Directors who are not parties to the Existing SBAM Agreement, and who are not Interested Persons of any such party, and (ii) a majority of each Fund's Board of Directors or the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund. Each Existing SBAM Agreement may be terminated, without penalty, on 60 days' notice, by the respective Fund's Board of Directors, by a vote of the holders of a "majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act), or by SBAM, and each Existing SBAM Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

          The Proposed New Investment Advisory and Administration Agreement

          The proposed New Investment Advisory and Administration Agreement incorporates substantially the same terms as the Existing Agreements. Under the proposed New Investment Advisory and Administration Agreement, SBAM will make investment strategy decisions for each Fund, supervise each Fund's investment program and investment portfolio, provide and procure the provision of relevant research and statistical data in relation to investing and other matters within the scope of the investment objective and limitations of each Fund, and provide administrative services for each Fund, among other things.

           Under the proposed New Investment Advisory and Administration Agreement for each of The Emerging Markets Income Fund Inc and The Emerging Markets Income Fund II Inc, the rate of fees, all of which will be paid to SBAM, will be 0.15% lower than the combined advisory and administrative fee rate currently payable by the Fund to PIMCO Advisors and SBAM under the Existing Agreements. With respect to The Emerging

Markets Floating Rate Fund Inc., Global Partners Income Fund Inc., Municipal Partners Fund Inc. and Municipal Partners Fund II Inc., the rate of fees to be paid to SBAM will be 0.05% lower than the fees currently received by PIMCO Advisors and SBAM under the Existing Agreements. Under the proposed New Investment Advisory and Administration Agreement, SBAM would be paid for its services by each Fund an annual fee in monthly installments at the rates listed in the Fund Exhibit on page [____].

          Under the proposed New Investment Advisory and Administration Agreement, each Fund would be responsible for all of its expenses and liabilities, except that SBAM would be responsible for the expenses in connection with providing facilities and personnel reasonably necessary for the performance of the services to be provided by it to each Fund.

           The New Investment Advisory and Administration Agreement will be in effect for an initial term of two years, and thereafter can continue in effect for successive annual periods provided such continuance is specifically approved at least annually by (i) a majority of the members of each Fund's Board of Directors who are not parties to the New Investment Advisory and Administration Agreement, and who are not Interested Persons of any such party, and (ii) a majority of each Fund's Board of Directors or the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of each Fund. The New Investment Advisory and Administration Agreement may be terminated, without penalty, on 60 days' notice, by that Fund's Board of Directors, by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund, or by SBAM, and the New Investment Advisory and Administration Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

          Required Vote

           As provided in the 1940 Act, approval of the New Investment Advisory and Administration Agreement for a Fund will require the affirmative vote of a "majority of the outstanding voting securities" of that Fund, which means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund entitled to vote thereon present or represented by proxy at the Meetings, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote thereon are present or represented by proxy, or (b) more than 50% of the total outstanding shares of the Fund entitled to vote thereon. For this purpose, abstentions and Broker Non-Votes will be counted as shares present at the Meetings for quorum purposes but not voting and will have the same effect as votes cast against the Proposal.

          Section 15(f) of the 1940 Act

           PIMCO Advisors and SBAM have structured the Transactions contemplated by the Purchase Agreement and SBAM has agreed to use commercially reasonable efforts to comply with the "safe harbor" provisions afforded by
Section 15(f) of the 1940 Act. Section 15(f) provides in substance that when a sale of an interest in an investment advisory business occurs, the investment adviser or its affiliates may receive any amount or benefit in connection with the sale as long as two conditions are satisfied. First, an "unfair burden" must not be imposed on investment company clients of the adviser as a result of the transaction, or any express or implied terms, conditions, or understandings applicable to the transaction. The term "unfair burden" (as defined in the 1940 Act) includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any Interested Person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from such an investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any other person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company (other than bona fide ordinary compensation as principal underwriter for such company). The Board of Directors of each Fund is aware of no circumstances arising from the change in advisory services proposed herein that might result in an unfair burden being imposed on any Fund.

          The second condition of Section 15(f) is that during the three-year period after the transaction, at least 75% of each investment company's board of directors must not be Interested Persons of the investment adviser (or predecessor or successor adviser).

          Upon consummation of each of the Transactions contemplated by the Purchase Agreement, Mr. Treadway has agreed to resign from the respective Board and at that point each Board will be in compliance with the requirement that the Board of each Fund be comprised of Directors at least 75% of whom are not Interested Persons of either SBAM and PIMCO Advisors. It is expected that the Board of Directors of each Fund will continue to satisfy that condition of
Section 15(f) for the requisite three-year period.

           THE DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT INTERESTED PERSONS, UNANIMOUSLY RECOMMEND THAT EACH FUND'S STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE NEW INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT FOR EACH FUND.

                       Proposal 2: Election of Directors

          Stockholders of only The Emerging Markets Income Fund Inc and Global Partners Income Fund Inc. will vote on this proposal.

          The Meeting for each of The Emerging Markets Income Fund Inc and Global Partners Income Fund Inc. will also serve as Annual Meeting of Stockholders, and stockholders of those Funds are being asked to consider for election as Directors the nominees listed in the Fund Exhibit on pages [_____]. As described in the Fund Exhibit on pages [_____], each Fund's Board of Directors is divided into three classes. Consequently, the stockholders of The Emerging Markets Income Fund Inc will be electing two Directors to hold office until the year 2005 Annual Meeting of Stockholders, and the stockholders of Global Partners Income Fund Inc. will be electing one Director to hold office until the year 2003 Annual Meeting of Stockholders and two Directors to hold office until the year 2005 Annual Meeting of Stockholders, at their respective Meetings.

          Biographical information about the nominees and other Directors and executive officers of the Funds, and other information relating to, among other things, compensation of these individuals, is set forth in the Fund Exhibit on pages [_____] under the heading "B. Specific Fund Information."

           The persons named in the form of proxy accompanying this Proxy Statement intend to vote at the Meetings (unless directed not to vote) FOR the election of the nominees. The nominees for election are currently members of the Fund's Board of Directors, and have previously been elected as Directors by the Fund's stockholders, with the exception of Mr. Gerken in the case of The Emerging Markets Income Fund Inc. Except as provided below in the case of Mr.

Treadway, the nominees have indicated that they will serve if elected, but if they should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment. In the event that the Transactions contemplated by the Purchase Agreement between PIMCO Advisors and SBAM described in Proposal 1 above are consummated, Mr. Treadway has agreed to resign from the Boards of Directors of the Funds and as officer of the Funds, as applicable. Otherwise, Mr. Treadway would retain his current positions. As of April 20, 2001, Charles F. Barber became a Director emeritus of the Funds. In September 2002 Heath B. McLendon resigned as Co-Chairman and a Director of the Funds in order to serve as Chairman of the Equity Research Policy Committee at Salomon Smith Barney Inc.

          Required Vote

          Directors are elected by a plurality of the votes cast by the holders of shares of common stock of each Fund present or represented by proxy at the Meetings at which a quorum is present. For purposes of the election of Directors, abstentions and Broker Non-Votes will not be considered votes cast, and do not affect the plurality vote required for Directors.

          THE DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT INTERESTED PERSONS, UNANIMOUSLY RECOMMEND THAT EACH FUND'S STOCKHOLDERS VOTE "FOR" THE NOMINEES FOR DIRECTOR.



                  ADDITIONAL INFORMATION FOR ALL OF THE FUNDS

          The information below pertains to all of the Funds.

                   Proposals to be Submitted by Stockholders

          All proposals by stockholders of each Fund which are intended to be presented at that Fund's next Annual Meeting of Stockholders to be held in 2003 must be received by that Fund for inclusion in that Fund's proxy statement and proxy relating to that meeting no later than the date indicated for that Fund in the table below. Any stockholder who desires to submit a proposal at that Fund's 2003 Annual Meeting of Stockholders without including such proposal in that Fund's proxy statement must deliver written notice thereof to the Secretary of that Fund (at the address listed on page [___] of this Proxy Statement) during the period indicated for that Fund in the table below.

                             Date by which
    Name of Fund          Proposal must be       Period during which written
                               received            notice must be received
------------------------------------------------------------------------------
The Emerging Markets
Income Fund Inc            [July 14, 2003]         September 12, 2003 to
                                                   October 12, 2003

The Emerging Markets
Income Fund II Inc         April 23, 2003          June 21, 2003 to
                                                   July 21, 2003

The Emerging Markets       January 20, 2003        March 22, 2003 to
Floating Rate                                      April 21, 2003
Fund Inc.

Global Partners Income
Fund Inc.                  [July 14, 2003]         September 12, 2003 to
                                                   October 12, 2003

Municipal Partners
Fund Inc.                  November 18, 2002       January 10, 2003 to
                                                   February 10, 2003

Municipal Partners
Fund II Inc.                  May 21, 2003         July 25, 2003 to
                                                   August 24, 2003


                               Other Information

          Each Fund's Annual Report containing financial statements for the fiscal year-end listed in the Fund Exhibit on page [__] for that Fund, and each Fund's most recent semi-annual report succeeding the Annual Report, if any, are available free of charge by writing to that Fund c/o Salomon Brothers Asset Management Inc at 388 Greenwich Street, New York, New York, 10013, or by calling toll-free 1-888-777-0102.

                        Expenses of Proxy Solicitation

           The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne equally by SBAM and PIMCO Advisors. Neither the Fund nor its stockholders shall bear any proxy preparation or solicitation expenses. Proxies may also be solicited personally by officers of each Fund and by regular employees of SBAM, PIMCO Advisors or their affiliates, or other representatives of each Fund, on behalf of that particular Fund, or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for whom they provide such services for such out-of-pocket expenses.

                                Other Business

          The Board of Directors of each Fund does not know of any other matter which may come before the Meetings. If any other matter properly comes before the Meetings, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

November [11], 2002

                                                                      Exhibit A

                                 FUND EXHIBIT


           A. General Information.

          The following information regarding each of the Funds identified below is provided in connection with the Proposals in the combined Proxy Statement relating to each Fund. Terms used herein and not otherwise defined have the meanings given to them in the combined Proxy Statement.

1.       COMPARATIVE FEE INFORMATION:

          PIMCO Advisors currently serves as the investment adviser or manager to each Fund, and to the investment companies listed below which have similar investment objectives to each Fund. If a New Investment Advisory and Administration Agreement is approved and the corresponding Transaction is closed for a Fund, PIMCO Advisors will no longer be the investment adviser or manager for that Fund, and SBAM will become the sole investment manager for that Fund. For purposes of comparison of the information listed below, The Emerging Markets Income Fund Inc, The Emerging Markets Income Fund II Inc, The Emerging Markets Floating Rate Fund Inc., Global Partners Income Fund Inc., PIMCO Emerging Markets Bond Fund and PIMCO Emerging Markets Bond Fund II have similar investment objectives and Municipal Advantage Fund Inc., Municipal Partners Fund Inc., Municipal Partners Fund II Inc., PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Corporate Income Fund and PIMCO Municipal Bond Fund have similar investment objectives.

                                    Investment Advisory,
                                     Management or Sub-
                                     Advisory Fee (as       Approximate net
                                     (a percentage of        assets as of
                                       average weekly      September 30, 2002
 Name of Fund                           net assets)          (in millions)
------------------------------------------------------------------------------
The Emerging Markets
Income Fund Inc.................       1.20%(1)                 $   42


The Emerging Markets
Income Fund II Inc..............       1.20%(1)                 $  207

The Emerging Markets
Floating Rate Fund Inc..........       1.10%(2)                 $   37

Global Partners Income
Fund Inc........................       1.10%(2)                 $  120

PIMCO Emerging Markets

Bond Fund.......................       0.90%(3)                 $   [ ]

PIMCO Emerging Markets
Bond Fund II....................       0.85%(3)                 $   [ ]

Municipal Advantage
Fund Inc. ......................       0.60%(4)(5)              $   [ ]

Municipal Partners Fund Inc.....       0.60%(4)(5)              $    89

Municipal Partners Fund
II Inc. ........................       0.60%(4)(5)              $    91

PIMCO Municipal Income Fund.....       0.65%(3)(5)              $   557

PIMCO Municipal Income Fund II..       0.65%(3)(5)              $ 1,379

PIMCO Corporate Income Fund.....       0.75%(3)(5)              $   740

PIMCO Municipal Bond
Fund............................       0.50%(3)                 $   [ ]

(1) PIMCO Advisors remits a portion of its fee to SBAM at an annual rate of 0.70% of the Fund's average weekly net assets.

(2) PIMCO Advisors remits a portion of its fee to SBAM at an annual rate of 0.65% of the Fund's average weekly net assets.

(3)      Includes compensation for administrative services.

(4) PIMCO Advisors remits a portion of its fee to SBAM at an annual rate of 0.36% of the Fund's average weekly net assets.

(5) For purposes of calculating the fee, the liquidation value of any outstanding preferred stock of the Fund is not deducted in determining the Fund's average weekly net assets.


           SBAM serves as an investment adviser, manager or sub-adviser to each Fund and to the investment companies listed below which have similar investment objectives to the Funds. For purposes of comparison of the information listed below, The Emerging Markets Income Fund Inc, The Emerging Markets Income Fund II Inc, The Emerging Markets Floating Rate Fund Inc., Global Partners Income Fund Inc., Salomon Brothers High Income Fund Inc, Salomon Brothers High Income Fund II Inc, Salomon Brothers Worldwide Income Fund Inc and Salomon Brothers Institutional Emerging Markets Debt Fund have similar investment objectives, and Municipal Partners Fund Inc. and Municipal Partners Fund II Inc. have similar investment objectives.

                                   Investment Advisory,
                                    Management or Sub-
                                     Advisory Fee (as       Approximate net
                                      (a percentage of       assets as of
                                       average weekly      September 30, 2002
 Name of Fund                           net assets)          (in millions)
------------------------------------------------------------------------------
The Emerging Markets
Income Fund Inc.................       0.70%(1)                 $ 42

The Emerging Markets Income
Fund II Inc.....................       0.70%(2)                 $207

The Emerging Markets Floating
Rate Fund Inc...................       0.65%(2)                 $ 37

Global Partners Income
Fund Inc. .......................      0.65%(2)                 $120

Salomon Brothers High Income
Fund Inc........................       0.70%                    $ 43

Salomon Brothers High Income
Fund II Inc.....................       1.00%(4)                 $608

Salomon Brothers Institutional
Emerging Markets Debt
Fund............................       0.70%(3)                 $ 66

Salomon Brothers Worldwide
Income Fund Inc.................       0.90%                    $130

Municipal Partners Fund Inc.....       0.36%(2)(4)              $ 89

Municipal Partners Fund
II Inc. ........................       0.36%(2)(4)              $ 91


(1) Fee is paid by the Fund and includes compensation for administrative services.

(2) Fee is paid to SBAM by PIMCO Advisors out of its management fee and includes compensation for administrative services.

(3) SBAM has voluntarily agreed to limit the total expenses (including its advisory fees) of the Fund (exclusive of taxes, interest and extraordinary expenses, such as litigation and indemnification expenses) on an annualized basis, to 0.75% of the Fund's average daily net assets.

(4) For purposes of calculating the fee, the liquidation value of any outstanding preferred stock of the Fund is not deducted in determining the Fund's average weekly net assets.


Fee Information under the New Investment Advisory and Administration Agreement:

           Under the proposed New Investment Advisory and Administration Agreement, SBAM will serve as investment manager to each Fund.

                       New
                   Investment       Aggregate
                  Advisory and       Amount of      Amount that
                 Administration   Fees paid to       SBAM would
                  Agreement Fee   SBAM and PIMCO   have received
               (as a percentage      Advisor's         had the      Decrease in
               of average weekly  during the last  proposed fees     Fees (as a
Name of Fund       net assets)      fiscal year    been in effect   percentage)
-------------------------------------------------------------------------------
The Emerging
Markets Income
Fund Inc...........    1.05%          $617,216        $540,064        13%

The Emerging
Markets Income Fund
II Inc.............    1.05%         3,178,344       2,781,051        13%

The Emerging
Markets Floating
Rate Fund Inc......    1.05%           535,482         511,142         5%

Global Partners
Income Fund Inc.....   1.05%         1,634,460       1,560,166         5%

Municipal Partners
Fund Inc.(1).......    0.55%           743,941         681,946         8%

Municipal Partners
Fund II Inc. (1)....   0.55%           782,411         717,210         8%

(1) For purposes of calculating the fee, the liquidation value of any outstanding preferred stock of the Fund is not deducted in determining the Fund's average weekly net assets.

Payments to Affiliates of SBAM or PIMCO Advisors by the Fund

           As of the date of this Proxy Statement, significant institutional shareholders of Allianz AG currently include Munich Reinsurance and HypoVereinsbank. Allianz AG in turn owns more than 95% of Dresdner Bank AG.

           Credit Lyonnais, Munich Reinsurance and HypoVereinsbank, as well as certain broker-dealers that might be controlled by or affiliated with these entities or Dresdner Bank AG, such as DB Alex. Brown LLC and Dresdner
Kleinwort Benson North America LLC (collectively, the "Affiliated Brokers" (as defined in the 1940 Act)), may be considered to be affiliated persons of PIMCO Advisors. Absent an SEC exemption or other relief, each Fund generally is precluded from effecting principal transactions with the Affiliated Brokers, and its ability to purchase securities being underwritten by an Affiliated Broker or a syndicate including an Affiliated Broker is subject to restrictions. Similarly, each Fund's ability to utilize the affiliated brokers for agency transactions is subject to the restrictions of Rule 17e-1 under the 1940 Act. PIMCO does not believe that the restrictions on transactions with the Affiliated Brokers described above materially adversely affect its ability to provide services to the Fund, the Fund's ability to take advantage of market opportunities, or the Fund's overall performance.

           There have been no commissions paid to Affiliated Brokers, as defined in the 1940 Act, of SBAM or PIMCO Advisors during the last fiscal year.

2.       INFORMATION PERTAINING TO THE MEETING:

           The following table sets forth the issued and outstanding shares of capital stock of each Fund as of the Record Date.

                              Number of Shares of       Number of Shares of
                                Common Stock              Preferred Stock
Name of Fund                Issued and Outstanding     Issued and Outstanding
------------------------------------------------------------------------------
The Emerging Markets
Income Fund Inc.................        [ ]                    N/A

The Emerging Markets
Income Fund II Inc..............        [ ]                    N/A

The Emerging Markets
Floating Rate Fund Inc..........        [ ]                    N/A

Global Partners Income
Fund Inc. ......................        [ ]                    N/A

Municipal Partners Fund Inc.....        [ ]                    [ ]

Municipal Partners Fund
II Inc. ........................        [ ]                    [ ]

3. INFORMATION PERTAINING TO THE EXISTING PIMCO AGREEMENTS AND THE EXISTING SBAM AGREEMENTS:

           The following table provides information regarding the date of each of the Existing Agreements (including the novations of the agreements reflecting the date that PIMCO Advisors acquired responsibility under the agreements from one of its affiliates), the date on which the respective Boards and stockholders of each Fund last approved such agreements, and the fees paid to PIMCO Advisors and/or SBAM, as applicable, pursuant to such agreements for each Fund's most recently completed fiscal year.


                                                                                        Fees Paid by    Fees Paid by
                                                       Date of Last     Date of Last       Fund to         PIMCO
      Name of Fund           Agreement Description        Board         Stockholder         PIMCO       Advisors to
  (and Fiscal Year-end)           (and date)            Approval*         Approval        Advisors(1)       SBAM
--------------------------------------------------------------------------------------------------------------------

The Emerging Markets       SBAM Management               12/3/01           2/1/02            N/A         $257,173(2)
Income Fund Inc (8/31)     Agreement (2/1/02)

                           PIMCO Investment              10/23/02         2/24/00        $360,043           N/A
                           Advisory Agreement
                           (5/5/00) and Novation of
                           PIMCO Investment
                           Advisory Agreement
                           (5/6/02)

The Emerging Markets       PIMCO Management              10/23/02         2/24/00      $1,324,310(1)       N/A
Income Fund II Inc (8/31)  Agreement (5/5/00) and
                           Novation of PIMCO
                           Management Agreement
                           (5/6/02)

                           SBAM Investment Advisory      10/23/02         2/24/00            N/A         $1,854,034
                           and Administration
                           Agreement (5/5/00)

                                     -6-

                           and Novation of SBAM
                           Investment Advisory and
                           Administration Agreement
                           (5/6/02)

The Emerging Markets       PIMCO Management              10/23/02         2/24/00         $219,061(1)       N/A
Floating Rate Fund         Agreement (5/5/00) and
Inc. (2/28)                Novation of PIMCO
                           Management Agreement
                           (5/6/02)

                           SBAM Investment Advisory      10/23/02         2/24/00            N/A          $316,421
                           and Administration
                           Agreement (5/5/00) and
                           Novation of SBAM
                           Investment Advisory and
                           Administration Agreement
                           (5/6/02)

Global Partners Income     PIMCO Management              10/23/02         2/24/00         $668,643(1)       N/A
Fund Inc (8/31)            Agreement (5/5/00) and
                           Novation of PIMCO
                           Management Agreement
                           (5/6/02)

                           SBAM Investment Advisory      10/23/02         2/24/00            N/A          $965,817
                           and Administration
                           Agreement (5/5/00) and
                           Novation of SBAM
                           Investment Advisory and
                           Administration Agreement
                           (5/6/02)

Municipal Partners Fund    PIMCO Management              10/23/02         2/24/00         $297,576(1)       N/A
Inc. (12/31)               Agreement (5/5/00) and
                           Novation of

                                     -7-

                           PIMCO Management Agreement
                           (5/6/02)

                           SBAM Investment Advisory      10/23/02         2/24/00            N/A          $446,365
                           and Administration
                           Agreement (5/5/00) and
                           Novation of SBAM
                           Investment Advisory and
                           Administration Agreement
                           (5/6/02)

Municipal Partners Fund    PIMCO Management              10/23/02         2/24/00         $312,964(1)       N/A
II Inc. (12/31)            Agreement (5/5/00) and
                           Novation of PIMCO
                           Management Agreement
                           (5/6/02)

                           SBAM Investment Advisory      10/23/02         2/24/00            N/A          $469,447
                           and Administration
                           Agreement (5/5/00) and
                           Novation of SBAM
                           Investment Advisory and
                           Administration Agreement
                           (5/6/02)


* Includes the date on which a majority of the Directors who are not Interested Persons of such Fund, PIMCO Advisors or SBAM most recently approved the agreement.

(1) Net of fees paid by PIMCO Advisors to SBAM which are shown in last column.

(2)      Fees paid by Fund directly to SBAM.


4.       INFORMATION PERTAINING TO EACH FUND'S DIRECTORS AND OFFICERS:

         The following table provides information regarding the Directors and officers of the Funds who currently are also directors, officers or employees of PIMCO Advisors or SBAM.



                                                                                         Principal Occupation(s)
                                        Position(s)               Length of          During Past 5 Years, Including
     Name, Address and Age            Held with Fund(1)          Time Served      Positions with PIMCO Advisors or SBAM
     ---------------------            -----------------          -----------      -------------------------------------

R. Jay Gerken                     Director and Co-Chairman        Since 2002      Managing Director, Salomon
  Salomon Smith Barney Inc.                                                       Smith Barney Inc. ("SSB");
  125 Broad Street                                                                formerly, portfolio manager
  New York, NY 10004                                                              Smith Barney Growth and Income Fund
  Age: 51                                                                         (1994-2000) and Smith Barney
                                                                                  Allocation Series Inc. (1996-2001).

Stephen J. Treadway               Director and                    Since 2000      Managing Director of Allianz
  PIMCO Advisors                 Co-Chairman                                      Dresdner Asset Management of America
  Distributors LLC(2)                                                             L.P. ("ADAMA") (formerly, PIMCO
  2187 Atlantic Street                                                            Advisors L.P.); Managing Director
  Stamford, CT 06902                                                              and Chief Executive Officer of PIMCO
  Age: 55                                                                         Advisors Distributors LLC(2) since
                                                                                  May 1996; Managing Director and Chief
                                                                                  Executive Officer, PIMCO Advisors.

Peter J. Wilby                    President                       Since 2002      Managing Director of SSB and SBAM
  Salomon Smith Barney Inc.                                                       since January 1996.
  388 Greenwich Street
  New York, NY 10013
  Age: 43

Lewis E. Daidone                  Executive Vice President        Since 2002      Managing Director of SSB; Chief
  Salomon Smith Barney Inc.       and Chief Administrative                        Financial Officer of the Smith
  125 Broad Street, 11th Floor    Officer                                         Barney Mutual Funds; Director and
  New York, NY 10004                                                              Senior Vice President of Smith
  Age: 44                         Executive Vice President        1998-2002       Barney Fund Management LLC (SBFM)
                                  and Treasurer                                   and Travelers Investment Adviser,
                                                                                  Inc. (TIA).

Irving P. David                   Chief Financial Officer      Since July 2002    Director of SSB
  Salomon Smith Barney Inc.       and Treasurer
  125 Broad Street, 10th Floor
  New York, NY 10004              Controller                    May-July 2002
  Age: 41

James E. Craige*                  Executive Vice President        Since [1996]    Managing Director of SSB and SBAM
  Salomon Smith Barney Inc.                                                       since December 1998; Director of SSB
  388 Greenwich Street                                                            and SBAM since January 1998 and Vice
  New York, NY 10013                                                              President of SSB and SBAM from May
  Age: 34                                                                         1992 to January 1998.

Thomas K. Flanagan*               Executive Vice President        Since 1994      Managing Director of SSB and SBAM
  Salomon Smith Barney Inc.                                                       since December 1998; Prior to
  388 Greenwich Street                                                            December 1998, Director of SSB and
  New York, NY 10013                                                              SBAM.
  Age: 49

Newton B. Schott, Jr.             Executive Vice President        Since 1997      Chief Administrative Officer,
  PIMCO Advisors                                                                  Managing Director and General
  Distributors LLC(2)                                                             Counsel of PIMCO Advisors
  2187 Atlantic Street                                                            Distributors LLC(2); Managing
  Stamford, CT 06902                                                              Director and Chief Legal Officer
  Age: 60                                                                         of PIMCO Advisors.

                                     -9-

Brian S. Shlissel                 Executive Vice President        Since 2002      Senior Vice President of ADAMA since
  PIMCO Advisors Fund                                                             July 1999; Vice President of
  Management(3)                                                                   Mitchell Hutchins Asset Management
  1345 Avenue of the Americas                                                     (1993-1999).
  New York, NY 10105
  Age: 37

Beth A. Semmel***                 Executive Vice President        Since [____]    [___________]
  Salomon Smith Barney Inc.
  388 Greenwich Street
  New York, NY 10013
  Age: [_____]

Robert E. Amodeo**                Executive Vice President        Since 1999      Managing Director of SBAM and SSB
  Salomon Smith Barney Inc.                                                       since December 2001; Director of
  388 Greenwich Street                                                            SSB and SBAM since December 1998;
  New York, NY 10013                                                              Vice President of SSB and SBAM
  Age: 37                                                                         from January 1996 to December 1998.

Frances M. Guggino                Controller                      Since 2002      Vice President of Citigroup Asset
  Salomon Smith Barney Inc.                                                       Management.
  125 Broad Street, 10th Floor
  New York, NY 10004
  Age: 40

Christina T. Sydor                Secretary                       Since 1998      Managing Director of SSB; General
  Salomon Smith Barney Inc.                                                       Counsel and Secretary of SBFM and
  300 First Stamford Place                                                        TIA.
  Stamford, CT 06902
  Age: 51

Joseph Valpe                      Assistant Controller            Since 2002      Vice President of Citigroup Asset
  Salomon Smith Barney Inc.                                                       Management
  125 Broad Street, 10th Floor
  New York, NY 10004
  Age: [_____]

Joseph Genco                      Assistant Controller            Since 2002      Assistant Vice President of Citigroup
  Salomon Smith Barney Inc.                                                       Asset Management
  125 Broad Street, 10th Floor
  New York, NY 10004
  Age: [_____]

Leslie H. Gelb                    Director and Member of          Since 2000      President, The Council on Foreign
  The Council on                  the Audit Committee                             Relations; formerly Columnist,
  Foreign Relations                                                               Deputy Editorial Page Editor and
  58 East 68th Street                                                             Editor, Op-Ed Page, The New York
  New York, NY 10021                                                              Times.
  Age: 64

Dr. Riordan Roett                 Director and Member of          Since 1997      Professor and Director, Latin
  The Johns Hopkins University    the Audit Committee                             American Studies Program, Paul H.
  1740 Massachusetts Ave. NW                                                      Nitze School of Advanced
  Washington, DC 20036                                                            International Studies, The Johns
  Age: 63                                                                         Hopkins University.

Jeswald W. Salacuse               Director and Member of          Since 2000      Henry J. Braker Professor of
  Tufts University                the Audit Committee                             Commercial Law and formerly Dean,
  The Fletcher School                                                             The Fletcher School of Law &
  of Law & Diplomacy                                                              Diplomacy, Tufts University.
  Packard Avenue
  Medford, MA 02155
  Age: 64

Robert A. Vegliante****           Assistant Secretary              Since 1996      Director of SSB.
  Citigroup Asset Management
  300 First Stamford Place
  Stamford, CT 06902
  Age: 41

                                     -10-

Robert M. Nelson                  Assistant Secretary             Since 2002      [_____]
  Citigroup Asset Management
  300 First Stamford Place
  Stamford, CT 06902
  Age: [_____]




 * An officer of only The Emerging Markets Income Fund Inc, The Emerging Markets Income Fund II Inc, The Emerging Markets Floating Rate Fund Inc. and Global Partners Income Fund Inc.

** An officer of only Municipal Partners Fund Inc. and Municipal Partners Fund II Inc.

***      An officer of only Global Partners Income Fund Inc.

(1) Each Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders of each Fund in consecutive years, or thereafter in each case when their respective successors are duly elected and qualified. Each Fund's executive officers are chosen each year at the first meeting of each Fund's Board of Directors following their respective Annual Meeting of Stockholders, to hold office until the meeting of each Fund's Board following their next respective Annual Meeting of Stockholders and until their successors are duly elected and qualified.

(2) PIMCO Advisors Distributors LLC was formerly known as PIMCO Funds Distributors LLC. The name change became effective on October 31, 2002.

(3) PIMCO Advisors Fund Management LLC was formerly known as PIMCO Funds Advisors LLC. The name change became effective on October 31, 2002.

5.       INFORMATION PERTAINING TO CERTAIN STOCKHOLDERS:

         The following table provides information regarding the number and percentage of outstanding shares of common stock of each of The Emerging Markets Income Fund Inc, The Emerging Markets Income Fund II Inc, The Emerging Markets Floating Rate Fund Inc. and Global Partners Income Fund Inc. owned beneficially by each Director and executive officer of the Funds, and all Directors and executive officers of each the Fund as a group, in each case as of [September 30], 2002.


                     The Emerging Markets       The Emerging Markets       The Emerging Markets         Global Partners
                        Income Fund Inc          Income Fund II Inc       Floating Rate Fund Inc.       Income Fund Inc.
-----------------------------------------------------------------------------------------------------------------------------
Name and Address     Amount and                 Amount and                 Amount and                 Amount and
    of Each           Nature of    Percent       Nature of    Percent      Nature of     Percent       Nature of    Percent
Beneficial Owner*    Beneficial    of Class     Beneficial    of Class     Beneficial    of Class     Beneficial    of Class
                     Ownership(3)   Owned       Ownership(3)   Owned       Ownership(3)   Owned       Ownership(3)   Owned

Jeswald W.
Salacuse                [ ]          [ ]%          [ ]          [ ]%          [ ]          [ ]%          [ ]          [ ]%

Leslie H. Gelb          [ ]          [ ]%          [ ]          [ ]%          [ ]          [ ]%          [ ]          [ ]%

                                     -11-

Dr. Riordan Roett       [ ]          [ ]%          [ ]          [ ]%          [ ]          [ ]%          [ ]          [ ]%

Charles F.
Barber**                [ ]          [ ]%          [ ]          [ ]%          [ ]          [ ]%          [ ]          [ ]%

R. Jay Gerken           [ ]          [ ]%          [ ]          [ ]%          [ ]          [ ]%          [ ]          [ ]%

Stephen J.
Treadway                  0            0%            0            0%            0            0%            0            0%

Peter J. Wilby          [ ]          [ ]%          [ ]          [ ]%          [ ]          [ ]%          [ ]          [ ]%

Lewis E. Daidone        [ ]          [ ]%          [ ]          [ ]%          [ ]          [ ]%          [ ]          [ ]%

Irving P. David         [ ]          [ ]%          [ ]          [ ]%          [ ]          [ ]%          [ ]          [ ]%

James E. Craige         [ ]          [ ]%          [ ]          [ ]%          [ ]          [ ]%          [ ]          [ ]%

Thomas K.
Flanagan                [ ](1)       [ ]%          [ ](1)       [ ]%          [ ](1)       [ ]%          [ ](1)       [ ]%

Newton B.
Schott, Jr.               0            0%            0            0%            0            0%            0            0%

Brian S. Shlissel         0            0%            0            0%            0            0%            0            0%

Beth A. Semmel(2)       N/A           N/A          N/A           N/A          N/A           N/A          [ ]          [ ]%

All Directors
and Executive
Officers (as a
group)                  [ ]          [ ]%          [ ]          [ ]%          [ ]          [ ]%          [ ]          [ ]%

* Unless otherwise noted, the business address of each person named is 125 Broad Street, New York, New York, 10004.

**  As of April 20, 2001, Charles F. Barber became a Director emeritus of the
Fund.

(1) Shares are owned by Mr. Flanagan's wife. Mr. Flanagan disclaims beneficial ownership of such shares.

(2) An officer of only Global Partners Income Fund Inc.

(3) Of these shares, [__________] has a right to acquire beneficial ownership of [____] shares.

           The following table provides information regarding the number and percentage of outstanding shares of common stock of each of Municipal Partners Fund Inc. and Municipal Partners Fund II Inc. owned beneficially by each Director and executive officer of the Funds, and all Directors and executive officers of each such Fund as a group, in each case as of [September 30], 2002.

                                    Municipal Partners Fund Inc.              Municipal Partners Fund II Inc.
------------------------------------------------------------------------------------------------------------------
Name and Address of Each       Amount and Nature of                      Amount and Nature of
Beneficial Owner*                   Beneficial           Percent of          Beneficial              Percent of
                                   Ownership(1)         Class Owned          Ownership(1)           Class Owned

Jeswald W. Salacuse                    [ ]                  [ ]%                 [ ]                    [ ]%

Leslie H. Gelb                         [ ]                  [ ]%                 [ ]                    [ ]%

Dr. Riordan Roett                      [ ]                  [ ]%                 [ ]                    [ ]%

Charles F. Barber**                    [ ]                  [ ]%                 [ ]                    [ ]%

R. Jay Gerken                          [ ]                  [ ]%                 [ ]                    [ ]%

Stephen J. Treadway                      0                    0%                   0                      0%

Peter J. Wilby                         [ ]                  [ ]%                 [ ]                    [ ]%

Lewis E. Daidone                       [ ]                  [ ]%                 [ ]                    [ ]%

Irving P. David

Robert E. Amodeo                       [ ]                  [ ]%                 [ ]                    [ ]%

Newton B. Schott, Jr.                    0                    0%                   0                      0%

Brian S. Shlissel                        0                    0%                   0                      0%

                                     -13-

All Directors and Executive
Officers (as a group)                  [ ]                  [ ]%                 [ ]                    [ ]%

* Unless otherwise noted, the business address of each person named is 125 Broad Street, New York, New York, 10004.

** As of April 20, 2001, Charles F. Barber became a Director emeritus of the
Fund.

(1) Of these shares, [__________] has a right to acquire beneficial ownership of [____] shares.



           For each of the six Funds, the holdings of no Director or executive officer, nor the Directors and executive officers of the Fund as a group, represented more than 1% of the outstanding shares of the Fund's common stock as of [_______], 2002. Except as otherwise noted above, each Director and executive officer has sole voting and investment power with respect to the listed shares. No Director or executive officer held any shares of preferred stock of Municipal Partners Fund Inc. or Municipal Partners Fund II Inc. as of [_______], 2002.

           No person owned of record, or to the knowledge of the management of each respective Fund, owned beneficially, more than 5% of that Fund's outstanding shares as of [_______], 2002, except that Cede & Co., a nominee for participants in Depository Trust Company, held of record as of that date the number of shares of each Fund listed below:


                                                        Percentage of total
                             Number of Shares of         number of Shares
                               Common Stock of            of Common Stock
Name of Fund                      the Fund                  of the Fund
                              held by Cede & Co.      Issued and Outstanding
------------------------------------------------------------------------------
The Emerging Markets
Income Fund Inc.................    [ ]                       [ ]%

The Emerging Markets
Income Fund II Inc..............    [ ]                       [ ]%

The Emerging Markets Floating
Rate Fund Inc...................    [ ]                       [ ]%

Global Partners Income
Fund Inc........................    [ ]                       [ ]%

Municipal Partners Fund Inc.....    [ ]                       [ ]%

Municipal Partners Fund
II Inc..........................    [ ]                       [ ]%

6.       INFORMATION WITH RESPECT TO SBAM AND PIMCO ADVISORS

         The names, titles and principal occupations of the current directors and executive officers of SBAM are set forth in the following table.

 Name                                    Title and Principal Occupation
------------------------------------------------------------------------------
                                     Member of the Board of Directors
Ross S. Margolies                    and Managing Director

                                     Member of the Board of Directors
Peter J. Wilby                       and Managing Director

Virgil H. Cumming                    Member of the Board of Directors

                                     Member of the Board of Directors
                                     and Chief Operating
Wendy Murdock                        Officer for Retail Asset Management

R. Jay Gerken                        [Managing Director]

Michael Fred Rosenbaum               Chief Legal Officer

Jeffrey S. Scott                     Chief Compliance Officer

           The business address of each of the directors and executive officers listed above is 388 Greenwich Street, New York, New York 10013.

           The names, titles and principal occupations of the executive officers of PIMCO Advisors are set forth in the following table.

 Name                                    Title and Principal Occupation
------------------------------------------------------------------------------
                                      Managing Director, General Counsel
David C. Flattum                      and Head of Corporate Functions

                                      Managing Director
Stephen J. Treadway                   and Chief Executive Officer

James G. Ward                         Executive Vice President

Stewart A. Smith                      Vice President and Secretary

                                      Executive Vice President
John C. Maney                         and Chief Financial Officer

                                      Senior Vice President and Director
Andrew Bocko                          of Information Technology

                                      Executive Vice President, Director of
Francis C. Poli                       Compliance and Assistant Secretary

Vinh T. Nguyen                        Vice President and Controller

                                      Managing Director, Chief Legal Officer
Newton B. Schott, Jr.                 and Secretary

Tim Clark                             Managing Director

           [The business address of Messrs. Flattum, Ward, Smith, Bocko, Nguyen and Maney is 888 San Clemente Drive, Suite 100, Newport Beach, California 92660. The business address of Messrs. Treadway, Poli and Clark is 1345 Avenue of the Americas, New York, New York. The business address of Mr. Schott is
2187 Atlantic Street, Stamford, Connecticut 06902.]


           B. Specific Fund Information.

           1. Information pertaining to the election of directors:

           In accordance with each Fund's Charter, each Fund's Board of Directors is divided into three classes: Class I, Class II and Class III.

           The Emerging Markets Income Fund Inc

           At the Meeting, the Fund's stockholders will be asked to elect two Class III Directors to hold office until the year 2005 Annual Meeting of Stockholders or thereafter until their respective successors are duly elected and qualified. The terms of office of the Class I and Class II Directors expire at the year 2003 and 2004 Annual Meetings of Stockholders, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

           The persons named in the form of proxy accompanying the proxy statement intend to vote at the Meetings (unless directed not to vote) FOR the election of the nominees named below. The nominees for election are currently members of the Fund's Board of Directors, and have previously been elected as Directors by the Fund's stockholders, with the exception of Mr. Gerken. The nominees have indicated that they will serve if elected, but if they should be should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment. As of April 20, 2001, Charles F. Barber became a Director emeritus* of the Fund. In September 2002 Heath B. McLendon resigned as Co-Chairman and a Director of the Fund in order to serve as Chairman of the Equity Research Policy Committee at Salomon Smith Barney Inc.

           In the event that the Transactions contemplated by the Purchase Agreement between PIMCO Advisors and SBAM are consummated, Mr. Treadway has agreed to resign from the Board of Directors of the Fund, and as an officer of the Fund, as described in Proposal 1 in the Proxy Statement. Otherwise, Mr. Treadway will retain his current positions.

           The following table provides information concerning the nominees for election as Class III Directors of the Fund:

                                                                                              Number of
                                                                                              Portfolios
                                                                                              Advised by
                                                                                               SBAM,(1)
                                                                                                 SBAM
                                                                                              and PIMCO
                                                                                             Advisors,(2)
                                                                                              and PIMCO
                                                                                             Advisors(3)
                                                                       Principal             and Overseen
                                                                      Occupation(s)            by Director        Other
    Name, Address               Position(s)      Length of             During Past             (including     Directorships
       and Age                Held with Fund    Time Served              5 Years               the Fund)     Held by Director
       -------                --------------    -----------              -------               ---------     ----------------

Nominees to Serve as Class III Directors until the 2005 Annual Meeting of Stockholders

Non-Interested Director Nominee

Leslie H. Gelb                Director and        Since      President, The Council on         [26](1)      Britannica.com,
   The Council on             Member of the       2000       Foreign Relations; formerly        [6](2)      Director of two
   Foreign Relations          Audit                          Columnist, Deputy Editorial        [0](3)      registered
   58 East 68th Street        Committee                      Page Editor and Editor,                        investment
   New York, NY 10021                                        Op-Ed Page, The New York                       companies
   Age: 64                                                   Times.                                         advised by
                                                                                                            Advantage
                                                                                                            Advisers,
                                                                                                            Inc.,
                                                                                                            ("Advantage").

Interested Director Nominee

R. Jay Gerken**               Director and        Since      Managing Director, Salomon        [221](1)     None
   Salomon Smith Barney Inc.  Co-Chairman         2002       Smith Barney Inc. ("SSB");         [6](2)
   125 Broad Street                                          formerly, portfolio manager        [0](3)
   New York, NY 10004                                        Smith Barney Growth and
   Age: 51                                                   Income Fund (1994-2000) and
                                                             Smith Barney Allocation
                                                             Series Inc. (1996-2001).


* Upon attainment of age 80, Fund Directors are required to change to emeritus status. Directors emeritus are entitled to serve in emeritus status for a maximum of 10 years, during such time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Fund Directors together with reasonable out-of-pocket expenses for each meeting attended.

** Mr. Gerken is an Interested Person as defined in the 1940 Act because he is a Managing Director of SSB, an affiliate of SBAM, the Fund's investment adviser.

(1)  Number of portfolios advised by SBAM or affiliates of SBAM.

(2) Number of portfolios advised by SBAM or affiliates of SBAM and PIMCO Advisors or affiliates of PIMCO Advisors.

(3) Number of portfolios advised by PIMCO Advisors or affiliates of PIMCO Advisors.

           The following table provides information concerning the remaining Directors of the Fund:


                                                                                              Number of
                                                                                              Portfolios
                                                                                              Advised by
                                                                                               SBAM,(1)
                                                                                                 SBAM
                                                                                              and PIMCO
                                                                                             Advisors,(2)
                                                                                              and PIMCO
                                                                                             Advisors(3)
                                                                       Principal             and Overseen
                                                                      Occupation(s)           by Director         Other
   Name, Address               Position(s)      Length of             During Past             (including     Directorships
       and Age                Held with Fund    Time Served              5 Years               the Fund)    Held by Director
       -------                --------------    -----------              -------               ---------    ----------------

Class I Directors serving until the 2003 Annual Meeting of Stockholders

Non-Interested Directors

Dr. Riordan Roett               Director and        Since      Professor and Director,           [26](1)     The Latin
The Johns Hopkins University    Member of the       1997       Latin American Studies            [6](2)      America Equity
1740 Massachusetts Ave. NW      Audit                          Program, Paul H. Nitze            [0](3)      Fund, Inc.
Washington, DC 20036            Committee                      School of Advanced
Age: 63                                                        International Studies, The
                                                               Johns Hopkins University.

Jeswald W. Salacuse             Director and        Since      Henry J. Braker Professor         [26](1)     Director of two
Tufts University                Member of the       2000       of Commercial Law and             [6](2)      registered
The Fletcher School             Audit                          formerly Dean, The                [1](3)      investment
of Law & Diplomacy              Committee                      Fletcher School of Law &                      companies
Packard Avenue                                                 Diplomacy, Tufts                              advised by
Medford, MA 02155                                              University.                                   Advantage.
Age: 64






Class II Director serving until the 2004 Annual Meeting of Stockholders

Non-Interested Director

Stephen J. Treadway***          Director and        Since      Managing Director of              [0](1)      None
    PIMCO Advisors              Co-Chairman         2000       Allianz Dresdner Asset            [6](2)
    Distributors LLC(4)                                        Management of America L.P.        [56](3)
    2187 Atlantic Street                                       ("ADAMA") (formerly, PIMCO
    Stamford, CT 06902                                         Advisors L.P.); Managing
    Age: 55                                                    Director and Chief
                                                               Executive Officer of PIMCO
                                                               Advisors Distributors LLC(4)
                                                               since May 1996; Managing
                                                               Director and Chief Executive
                                                               Officer, PIMCO Advisors.

*** Mr. Treadway is an Interested Person as defined in the 1940 Act because he is a director and/or officer of PIMCO Advisors, the Fund's investment manager.

(1)  Number of portfolios advised by SBAM or affiliates of SBAM.

(2) Number of portfolios advised by SBAM or affiliates of SBAM and PIMCO Advisors or affiliates of PIMCO Advisors.

(3) Number of portfolios advised by PIMCO Advisors or affiliates of PIMCO Advisors.

(4) PIMCO Advisors Distributors LLC was formerly known as PIMCO Funds Distributors LLC. The name change became effective on October 31, 2002.



           Global Partners Income Fund Inc.



           At the Meeting, the Fund's stockholders will be asked to elect two Class II Directors to hold office until the year 2005 Annual Meeting of Stockholders and one Class III Director to hold office until the year 2003 Annual Meeting of Stockholders or thereafter when their respective successors are duly elected and qualified. The terms of office of the remaining Class I and Class III Directors expire at the year 2004 and 2003 Annual Meetings of Stockholders, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

           The persons named in the form of proxy accompanying the proxy statement intend to vote at the Meetings (unless directed not to vote) FOR the election of the nominees named below. The nominees for election are currently members of the Fund's Board of Directors and have previously been elected as Directors by the Fund's stockholders. Except as described below with respect to Mr. Treadway, the nominees have indicated that they will serve if elected, but if they should be should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment. In the event that the Transactions contemplated by the Purchase Agreement between PIMCO Advisers and SBAM described in Proposal 1 above are consummated, Mr. Treadway has agreed to resign from the Boards of Directors of the Funds and as officer of the Funds, as applicable. Otherwise, Mr. Treadway will retain his current positions. As of April 20, 2001,Charles
F. Barber became a Director emeritus* of the Fund. In September 2002 Heath B. McLendon resigned as Co-Chairman and a Director of the Fund in order to serve as Chairman of the Equity Research Policy Committee at Salomon Smith Barney Inc.

           The following table provides information concerning the nominees for election as Class II and III Directors of the Fund:



                                                                                              Number of
                                                                                              Portfolios
                                                                                              Advised by
                                                                                               SBAM,(1)
                                                                                                 SBAM
                                                                                              and PIMCO
                                                                                             Advisors,(2)
                                                                                              and PIMCO
                                                                                             Advisors(3)
                                                                       Principal             and Overseen
                                                                      Occupation(s)            by Director         Other
    Name, Address               Position(s)      Length of             During Past             (including     Directorships
       and Age                Held with Fund    Time Served              5 Years               the Fund)     Held by Director
       -------                --------------    -----------              -------               ---------     ---------------

Non-Interested Director Nominee



Nominee to serve as Class II Director until the 2005 Annual Meeting of Stockholders

Leslie H. Gelb                Director and        Since      President, The Council on          [26](1)     Britannica.com,
   The Council on             Member of the       2000       Foreign Relations; formerly         [6](2)     Director of two
   Foreign Relations          Audit                          Columnist, Deputy Editorial         [0](3)     registered
   58 East 68th Street        Committee                      Page Editor and Editor,                        investment
   New York, NY 10021                                        Op-Ed Page, The New York                       companies
   Age: 64                                                   Times.                                         advised by
                                                                                                            Advantage
                                                                                                            Advisers,
                                                                                                            Inc.,
                                                                                                            ("Advantage").

Interested Director Nominees


Nominee to serve as Class III Director until the 2003 Annual Meeting of Stockholders

R. Jay Gerken**               Director and        Since      Managing Director, Salomon         [221](1)    None
   Salomon Smith Barney Inc.  Co-Chairman         2002       Smith Barney Inc. ("SSB");          [6](2)
   125 Broad Street                                          formerly, portfolio manager         [0](3)
   New York, NY 10004                                        Smith Barney Growth and
   Age: 51                                                   Income Fund (1994-2000) and
                                                             Smith Barney Allocation
                                                             Series Inc. (1996-2001).


Nominee to serve as Class II Director until the 2005 Annual Meeting of Stockholders

Stephen J. Treadway***        Director and        Since      Managing Director of Allianz        [0](1)     None
    PIMCO Advisors            Co-Chairman         2000       Dresdner Asset Management of        [6](2)
    Distributors LLC(4)                                      America L.P. ("ADAMA")             [56](3)
    2187 Atlantic Street                                     (formerly, PIMCO Advisors
    Stamford, CT 06902                                       L.P.); Managing Director and
    Age: 55                                                  Chief Executive Officer of
                                                             PIMCO Advisors Distributors
                                                             LLC(4) since May 1996; Managing
                                                             Director and Chief Executive
                                                             Officer, PIMCO Advisors.



* Upon attainment of age 80, Fund Directors are required to change to emeritus status. Directors emeritus are entitled to serve in emeritus status for a maximum of 10 years, during such time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Fund Directors together with reasonable out-of-pocket expenses for each meeting attended.

** Mr. Gerken is an Interested Person as defined in the 1940 Act because he is a Managing Director of SSB, an affiliate of SBAM, the Fund's investment adviser.

*** Mr. Treadway is an Interested Person as defined in the 1940 Act because he is a director and/or officer of PIMCO Advisors, the Fund's investment manager.

(1)  Number of portfolios advised by SBAM or affiliates of SBAM.

(2) Number of portfolios advised by SBAM or affiliates of SBAM and PIMCO Advisors or affiliates of PIMCO Advisors.

(3) Number of portfolios advised by PIMCO Advisors or affiliates of PIMCO Advisors.

(4) PIMCO Advisors Distributors LLC was formerly known as PIMCO Funds Distributors LLC. The name change became effective on October 31, 2002.



           The following table provides information concerning the remaining Directors of the Fund:


                                                                                              Number of
                                                                                              Portfolios
                                                                                              Advised by
                                                                                               SBAM,(1)
                                                                                                 SBAM
                                                                                              and PIMCO
                                                                                             Advisors,(2)
                                                                                              and PIMCO
                                                                                             Advisors(3)
                                                                       Principal             and Overseen
                                                                      Occupation(s)            by Director        Other
    Name, Address               Position(s)      Length of             During Past             (including     Directorships
       and Age                Held with Fund    Time Served              5 Years               the Fund)     Held by Director
       -------                --------------    -----------              -------               ---------     ---------------_


Non-Interested Directors

Class I Director serving until the 2004 Annual Meeting of Stockholders

Dr. Riordan Roett               Director and        Since      Professor and Director,           [26](1)     The Latin
   The Johns Hopkins            Member of the       1997       Latin American Studies            [6](2)      America Equity
   University                   Audit                          Program, Paul H. Nitze            [0](3)      Fund, Inc.
   1740 Massachusetts Ave. NW   Committee                      School of Advanced
   Washington, DC 20036                                        International Studies, The
   Age: 63                                                     Johns Hopkins University.

Class III Director serving until the 2003 Annual Meeting of Stockholders

Jeswald W. Salacuse             Director and        Since      Henry J. Braker Professor         [26](1)     Director of two
   Tufts University             Member of the       2000       of Commercial Law and             [6](2)      registered
   The Fletcher School          Audit                          formerly Dean, The                [1](3)      investment
   of Law & Diplomacy           Committee                      Fletcher School of Law &                      companies
   Packard Avenue                                              Diplomacy, Tufts                              advised by
   Medford, MA 02155                                           University.                                   Advantage.
   Age: 64

           The Emerging Markets Income Fund Inc and Global Partners Income Fund Inc.



           The following table provides information concerning the dollar range of equity securities owned beneficially by each Director and nominee for election as Director as of [September 30, 2002]:


                                                                                           Aggregate Dollar Range of
                                     Dollar Range of Equity                                Equity Securities in All
                                        Securities in The       Dollar Range of Equity         Funds Overseen by
                                        Emerging Markets         Securities in Global        Director/Nominee and
     Name of Director/Nominee            Income Fund Inc      Partners Income Fund Inc.         Advised by SBAM
     ------------------------            ---------------      -------------------------         ---------------

Non-Interested Directors/Nominees

Leslie H. Gelb                               [None]                     [None]                       None
Dr. Riordan Roett                            [None]                     [None]                       None
Jeswald W. Salacuse                       [$1 -$10,000]             [$1 -$10,000]              $10,001 - $50,000

Interested Directors/Nominees

*R. Jay Gerken                               [None]                     [None]                   over $100,000
*Stephen J. Treadway                         [None]                     [None]                       None


*    Messrs. Gerken and Treadway are Interested Persons as defined in the 1940
     Act.

           No Director or nominee for election as Director who is not an Interested Person of each Fund as defined in the 1940 Act, nor any immediate family member of such persons, had any interest in SBAM, each Fund's investment adviser, or PIMCO Advisors, each Fund's investment manager, or any person or entity (other than the Fund) directly or indirectly controlling, controlled by, or under common control with SBAM and/or PIMCO Advisors as of May 1, 2002.

           Responsibilities of the Board of Directors

           The Board of Directors is responsible for ensuring that each Fund is managed in the best interest of its stockholders. The Directors oversee each Fund's business by, among other things, meeting with each Fund's management and evaluating the performance of each Fund's service providers including the manager and/or adviser, the custodian, the transfer agent and the administrator. As part of this process, the Directors consult with each Fund's independent auditors and with their own separate independent counsel.

           The Board of Directors of each Fund has four regularly scheduled meetings each year and additional meetings are scheduled as needed. In addition, the Board of each Fund has an audit committee which meets periodically during the year and whose responsibilities are described below.

           The Directors regularly review each Fund's financial statements, performance and market price as well as the quality of the services being provided to each Fund. As part of this process, the Directors review each Fund's fees and expenses to determine if they are reasonable and competitive in light of the services being received and while also ensuring that each Fund continues to have access to high quality services in the future. Based on these reviews, the Directors of each Fund periodically make suggestions to their respective Fund's management and monitor to ensure that responsive action is taken. The Directors of each Fund also monitor potential conflicts of interest among each Fund, their respective manager and/or adviser and their affiliates and other funds and clients managed by the manager and/or adviser to ensure that each Fund is managed in a manner which is in the best interest of each Fund's stockholders.

           At September 30, 2002, Directors and officers of each Fund as a group owned beneficially less than 1% of the outstanding shares of their respective Fund's capital stock. To the knowledge of each Fund's management, no person owned of record, or owned beneficially, more than 5% of their respective Fund's outstanding shares of capital stock at that date[, except that Cede & Co., a nominee for participants in Depository Trust Company, held of record [___] common shares, equal to approximately [___]% of the outstanding common shares of [____]'s capital stock].

           Each Fund's executive officers are chosen each year at the meeting of the Board of Directors of that Fund immediately following the Annual
Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. In the event that the Transactions contemplated by the Purchase Agreement between PIMCO Advisors and SBAM described in Proposal 1 above are consummated, in addition to Mr. Treadway's resignation, Mr. Schott and Mr. Shlissel, each of whom is affiliated with PIMCO Advisors, have agreed to resign their respective positions as officers of the Funds. The executive officers of both The Emerging Markets Income Fund Inc and Global Partners Income Fund Inc. are listed in the section labeled "Information Pertaining to each Fund's Directors and Officers" in part "A. General Information" of this Fund Exhibit on pages [____].

           Each Fund's Audit Committee is composed of all of the Directors who are not Interested Persons of that Fund, its manager and/or adviser or their affiliates within the meaning of the 1940 Act, and who are "independent" as defined in the New York Stock Exchange listing standards. Each Fund's Audit Committee is composed of Messrs. Gelb and Salacuse and Dr. Roett. The principal functions of each Fund's Audit Committee are: (i) to recommend to the Board the appointment of that Fund's independent auditors; (ii) to review with the independent auditors the scope and anticipated cost of their audit; and (iii) to receive and consider a report from the independent auditors concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. The Audit Committee of each Fund met two times during the fiscal year ended August
31, 2002. Neither Fund has nominating or compensation committees. Each Fund adopted an Audit Committee Charter at a meeting held on May 23, 2000.

                         Report of the Audit Committee

           In connection with a meeting of the Audit Committee of each Fund held on October [23], 2002, the Audit Committee of each Fund reports with respect to its Fund that it has: (i) reviewed and discussed each Fund's audited financial statements with management; (ii) discussed with PricewaterhouseCoopers LLP ("PwC"), the independent auditors to each Fund, the matters (such as the quality of the Fund's accounting principals and internal controls) required to be discussed by Statement on Auditing Standards No. 61; and (iii) previously received written confirmation from PwC that it is independent and written disclosures regarding such independence as required by Independence Standards Board Standard No. 1, and discussed with PwC the auditors' independence. Based on the review and discussions referred to in items (i) through (iii) above, the Audit Committee recommended to the Board of Directors of each Fund that the audited financial statements be included in each Fund's annual report for each Fund's fiscal year ended August 31, 2002.



                              Additional Matters

           During the fiscal year ended August 31, 2002, the Board of Directors of each Fund held four regular meetings. The Board of Directors of The Emerging Markets Income Fund Inc held one special and two special telephonic meetings. The Board of Directors of Global Partners Income Fund Inc. held one special telephonic meeting. Each Director, with the exception of Mr. Gelb in the case of Global Partners Income Fund Inc., attended at least 75%] of the aggregate number of meetings of the Board of each Fund and the committee of each Fund for which he was eligible.

           A representative of PwC will be available by telephone at the Meetings to answer appropriate questions and will have an opportunity to make a statement if he or she chooses to do so.

           Under the federal securities laws, each Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to the Directors by each Fund, as well as by the various other investment companies advised by PIMCO Advisors and/or SBAM. The following table provides information concerning the compensation paid from each Fund to each Director during the fiscal year ended August 31, 2002 and the total compensation paid to each Director during the calendar year ended December 31, 2001. Each of the Directors listed below is a member of each Fund's Audit Committee and other committees of certain other investment companies advised by PIMCO Advisors and/or SBAM and its affiliates, and accordingly, the amounts provided in the table include compensation for service on such committees. Neither Fund provides any pension or retirement benefits to Directors. In addition, no remuneration was paid during the fiscal year ended August 31, 2002 by either Fund to Messrs. Gerken and Treadway, who are Interested Persons of the Funds.


                                                                    Aggregate
                                                                Compensation from     Total Compensation from the
                                     Aggregate Compensation      Global Partners     Fund and Other Funds Advised
                                   from The Emerging Markets     Income Fund Inc.     by SBAM and its Affiliates
                                    Income Fund Inc for the    for the Fiscal Year         for the Calendar
        Name of Directors          Fiscal Year Ended 8/31/02      Ended 8/31/02           Year Ended 12/31/01
        -----------------          -------------------------      -------------           ------------------
                                                                                           Directorships(A)

Leslie H. Gelb..................            $9,200                   $8,500                   $51,700(10)
Dr. Riordan Roett...............            $9,200                   $8,500                   $83,600(10)
Jeswald W. Salacuse*............            $9,200                   $8,500                   $83,600(10)

_________

(A) The numbers in parentheses indicate the applicable number of investment company directorships held by that Director.

* Mr. Salacuse also was compensated $8,150 during the calendar year ended December 31, 2001 for his services as director of Municipal Advantage Fund Inc., which is managed by PIMCO Advisors.

Section 16(a) Beneficial Ownership Reporting Compliance

           Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act in combination require the Fund's Directors and officers, persons who own more than 10% of the Fund's capital stock, PIMCO Advisors, SBAM, and their respective directors and officers, to file reports of beneficial ownership and changes in beneficial ownership with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange, Inc. Such persons are required by SEC regulations to furnish the Fund with copies of all such filings.

           Emerging Markets Income Fund Inc

           Based solely on its review of the copies of such filings received by it and certain other information received by it, the Fund believes that, for the fiscal year ended August 31, 2002, all filing requirements applicable to such persons were complied with except that timely Form 3 filings may not have been made by Anthony Pace, William Arnold, Virgil Cumming, Mark Kleinman, Ross Margolies, Wendy Murdock, and Jeffrey Scott. However, during the Fund's fiscal year ended August 31, 2002, no purchases and sales were made by any of the foregoing people and, with the exception of Anthony Pace, who is no longer employed by SBAM, they have each subsequently filed Forms 3.

           Global Partners Income Fund Inc.

           Based solely on its review of the copies of such filings received by it and certain other information received by it, the Fund believes that, for the fiscal year ended August 31, 2002, all filing requirements applicable to such persons were complied with except that timely Form 3 filings may not have been made by Thomas Flanagan, Anthony Pace, Beth Semmel, William Arnold, Virgil Cumming, Mark Kleinman, Ross Margolies, Wendy Murdock, and Jeffrey Scott. However, during the Fund's fiscal year ended August 31, 2002, no purchases and sales were made by any of the foregoing people and, with the exception of Anthony Pace, who is no longer employed by SBAM, they have each subsequently filed Forms 3.

                    Fees Paid to Independent Accountants

           Audit Fees. The fees for the annual audit of each Fund's financial statements by PricewaterhouseCoopers LLP ("PwC") for the fiscal year ended August 31, 2002 were $[____] for The Emerging Markets Income Fund Inc and $[_____] for Global Partners Income Fund Inc.

           Financial Information Systems Design and Implementation Fees. [There were no fees billed for financial information systems design and implementation services rendered by PwC to each Fund, SBAM, PIMCO Advisors or entities controlled by or affiliated with SBAM or PIMCO Advisors that provide services to each Fund for the fiscal year ended August 31, 2002.]

           All Other Fees. The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by PwC to each Fund, SBAM, PIMCO Advisors and entities controlled by or affiliated with SBAM and/or PIMCO Advisors that provide services to each Fund for the fiscal year ended August 31, 2002 were $[____] for The Emerging Markets Income Fund Inc and $[_____] for Global Partners Income Fund Inc. Each Fund's Audit Committee has determined that provision of these non-audit services is compatible with maintaining the independence of PwC.

                                                                      EXHIBIT B


           FORM OF INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT

                    [THE EMERGING MARKETS INCOME FUND INC/
                   THE EMERGING MARKETS INCOME FUND II INC/
                THE EMERGING MARKETS FLOATING RATE FUND INC./
                       GLOBAL PARTNERS INCOME FUND INC./
                         MUNICIPAL PARTNERS FUND INC./
                        MUNCIPAL PARTNERS FUND II INC.]


                                                              [         ], 2002



Salomon Brothers Asset Management Inc
388 Greenwich Street,
New York, New York 10013

Dear Sirs:

           This will confirm the agreement between the undersigned (the "Fund") and you (the "Investment Manager") as follows:

           1. The Fund is a closed-end, [diversified][non-diversified] management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund engages in the business of investing and reinvesting its assets in the manner and in accordance with the investment objectives and limitations specified in the Fund's Articles of Incorporation, as amended from time to time (the "Articles"), in the Registration Statement on Form N-2, as in effect from time to time (the "Registration Statement"), filed with the Securities and Exchange Commission (the "SEC") by the Fund under the 1940 Act and the Securities Act of 1933, as amended, and in such manner and to such extent as may from time to time be authorized by the Board of Directors of the Fund. Copies of the documents referred to in the preceding sentence have been furnished to the Investment Manager. Any amendments to these documents shall be furnished to the Investment Manager.

           2. The Fund employs the Investment Manager to (a) make investment strategy decisions for the Fund, and supervise the Fund's investment program, including advising and consulting with the Fund's Board of Directors regarding the Fund's overall investment strategy, (b) manage the investing and reinvesting of the Fund's assets as specified in paragraph 1, (c) place purchase and sale orders on behalf of the Fund, (d) provide continuous supervision of the Fund's investment portfolio, (e) provide or procure the provision of research and statistical data in relation to investing and other matters within the scope of the investment objectives and limitations of the Fund, including access on a continuous basis to economic, financial and political information, research and assistance, [(f) provide information with respect to emerging trends and developments in the international community with particular emphasis on opportunities for emerging market country entities, (g) provide information with respect to international political, financial and social developments, particularly those relating to emerging market countries, [for each of The Emerging Markets Income Fund Inc, The Emerging Markets Income Fund II Inc, The Emerging Markets Floating Rate Fund Inc. and Global Partners Income Fund Inc. (the "Emerging Markets Funds")]] and [(f)] advise the Fund with respect to all matters relating to the Fund's use of leveraging techniques, including the extent and timing of the Fund's use of such techniques. The Investment Manager shall have the sole ultimate discretion over investment decisions for the Fund. At the Investment Manager's own expense and subject to its supervision, the Investment Manager may delegate the performance of all or a part of its services under this agreement to others.

           3. (a) The Investment Manager shall, at its expense, (i) provide the Fund and itself with office space, office facilities and personnel reasonably necessary for performance of the following services to be provided by the Investment Manager pursuant to this agreement: (A) SEC compliance, including record keeping, reporting requirements and preparation of registration statements and proxies; (B) supervision of Fund operations, including coordination of functions of the transfer agent, custodian, accountants, counsel and other parties performing services or operational functions for the Fund, (C) administrative and clerical services, including accounting services, development of new shareholder services and maintenance of books and records; and (D) services to Fund shareholders, including responding to shareholder inquiries and maintaining a flow of information to shareholders, and (ii) provide the Fund with persons satisfactory to the Fund's Board of Directors to serve as officers and employees of the Fund.

           (b) Except as provided in subparagraph (a), the Fund shall be responsible for all of the Fund's expenses and liabilities, including organizational and offering expenses (which include out-of-pocket expenses, but not overhead or employee costs of the Investment Manager); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses incurred in connection with listing the Fund's shares on any stock exchange; expenses of leverage; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Fund's custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; fees of the SEC; expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund's portfolio securities; fees and expenses of non-interested directors; travel expenses or an appropriate portion thereof of directors and officers of the Fund who are directors, officers or employees of the Investment Manager to the extent that such expenses relate to attendance at meetings of the Board of Directors or any committee thereof; salaries of shareholder relations personnel; costs of shareholders meetings; the fees of any rating agencies retained to rate any preferred stock or debt securities issued by the fund [for each of Municipal Partners Fund Inc. and Municipal Partners Fund II Inc. (the "Municipal Funds")]; insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses.

           4. As manager of the Fund's assets, the Investment Manager shall make investments for the Fund's account in accordance with the investment objectives and limitations set forth in the Articles, the Registration Statement, the 1940 Act, the provisions of the Internal Revenue Code of 1986, as amended relating to regulated investment companies, and policy decisions adopted by the Fund's Board of Directors from time to time. The Investment Manager shall advise the Fund's officers and Board of Directors, at such times as the Fund's Board of

Directors may specify, of investments made for the Fund's account and shall, when requested by the Fund's officers or Board of Directors, supply the reasons for making such investments.

           5. The Investment Manager may contract with or consult with such banks, other securities firms, brokers or other parties, without additional expense to the Fund, as it may deem appropriate regarding investment advice, research and statistical data, clerical assistance, accounting services or otherwise.

           6. The Investment Manager is authorized on behalf of the Fund, from time to time when deemed to be in the best interests of the Fund and to the extent permitted by applicable law, to purchase and/or sell securities in which the Investment Manager or any of its affiliates underwrites, deals in and/or makes a market and/or may perform or seek to perform investment banking services for issuers of such securities. The Investment Manager is further authorized, to the extent permitted by applicable law, to select brokers for the execution of trades for the Fund, which broker may be an affiliate of the Investment Manager.

           7. The Investment Manager is authorized, for the purchase and sale of the Fund's portfolio securities, to employ such dealers and brokers as may, in the judgment of the Investment Manager, implement the policy of the Fund to obtain the best net results taking into account such factors as price, including dealer spread, the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. Consistent with this policy, the Investment Manager is authorized to direct the execution of the Fund's portfolio transactions to dealers and brokers furnishing statistical information or research deemed by the Investment Manager to be useful or valuable to the performance of its investment advisory functions for the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Manager. It is understood that the expenses of the Investment Manager will not necessarily be reduced as a result of the receipt of such information or research.

           8. In consideration of the services to be rendered by the Investment Manager under this agreement, the Fund shall pay the Investment Manager a monthly fee in United States dollars on the first business day of each month for the previous month at an annual rate of [1.05% [for each of the Emerging Markets Funds]] [0.55% [for each of the Municipal Funds]] of the value of the Fund's average weekly net assets [including the proceeds of any outstanding borrowings used for leverage [for each of the Municipal Funds]]. If the fee payable to the Investment Manager pursuant to this paragraph 8 begins to accrue before the end of any month or if this agreement terminates before the end of any month, the fee for the period from such date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For purposes of calculating each such monthly fee, the value of the Fund's net assets shall be computed at the time and in the manner specified in the Registration Statement.

           9. The Investment Manager shall exercise its best judgment in rendering the services in accordance with the terms of this agreement. The Investment Manager shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Fund in connection with the matters to which this agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Investment Manager against any liability to the Fund or its stockholders to which the Investment Manager would otherwise be subject by reason of wilful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this agreement ("disabling conduct"). The Fund will indemnify the Investment Manager against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses), including any amounts paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from disabling conduct by the Investment Manager. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before which the proceeding was brought that the Investment Manager was not liable by reason of disabling conduct, or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Investment Manager was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of directors of the Fund who are neither "interested persons" of the Fund nor parties to the proceeding ("disinterested non-party directors"), or (b) an independent legal counsel in a written opinion. The Investment Manager shall be entitled to advances from the Fund for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under law. The Investment Manager shall provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Investment Manager shall provide security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Investment Manager will ultimately be found to be entitled to indemnification.

           10. This agreement shall continue in effect until two years from the date hereof and thereafter for successive annual periods, provided that such continuance is specifically approved at least annually (a) by the vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) or by the Fund's Board of Directors and (b) by the vote, cast in person at a meeting called for the purpose, of a majority of the Fund's directors who are not parties to this agreement or "interested persons" (as defined in the 1940 Act) of any such party. This agreement may be terminated at any time, without the payment of any penalty, by a vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) or by a vote of a majority of the Fund's entire Board of Directors on 60 days' written notice to the Investment Manager or by the Investment Manager on 60 days' written notice to the Fund. This agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

           11. Except to the extent necessary to perform the Investment Manager's obligations under this agreement, nothing herein shall be deemed to limit or restrict the right of the Investment Manager, or any affiliate of the Investment Manager, or any employee of the Investment Manager, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

           12. This agreement shall be governed by the laws of the State of New York.

           13. All notices hereunder shall be in writing and shall be delivered in person or by telex or facsimile (followed by delivery in person to the parties at the addresses set forth below).

If to the Fund:

           [The Emerging Markets Income Fund Inc/
           The Emerging Markets Income Fund II Inc/
           The Emerging Markets Floating Rate Fund Inc./
           Global Partners Income Fund Inc./
           Municipal Partners Fund Inc./
           Municipal Partners Fund II Inc.]
           c/o Salomon Brothers Asset
             Management Inc
           125 Broad Street,
           New York, New York 10004
           Attention:  President

If to the Investment Manager:

           Salomon Brothers Asset
             Management Inc
           388 Greenwich Street,
           New York, New York 10013
           Attention:  President

or such other name or address as may be given in writing to the other party.

           Unless specifically provided elsewhere, notice given as provided above shall be deemed to have been given, if by personal delivery, on the day of such delivery, and if by telex or facsimile and mail, on the date on which such telex or facsimile is sent.

           14. This agreement constitutes the entire agreement among the parties hereto.

           15. This agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

           If the foregoing correctly sets forth the agreement between the Fund and the Investment Manager, please so indicate by signing and returning to the Fund the enclosed copy hereof.

                                Very truly yours,

                                [THE EMERGING MARKETS INCOME FUND INC/
                                THE EMERGING MARKETS INCOME FUND II INC/
                                THE EMERGING MARKETS FLOATING RATE FUND INC./ GLOBAL PARTNERS INCOME FUND INC./
                                MUNICIPAL PARTNERS FUND INC./
                                MUNICIPAL PARTNERS FUND II INC.]


                                By:________________________
                                   Name:
                                   Title:


ACCEPTED:

SALOMON BROTHERS ASSET
  MANAGEMENT INC


By:___________________________
   Name:
   Title:

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                    THE EMERGING MARKETS INCOME FUND II INC
                  PROXY SOLICITED ON BEHALF OF THE DIRECTORS

     The undersigned hereby appoints R. Jay Gerken, Christina T. Sydor, Robert
A. Vegliante and Robert M. Nelson, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of The Emerging Markets Income Fund II Inc (the "Fund") which the undersigned is entitled to vote at the Special Joint Meeting of Stockholders of the Fund to be held at Citigroup Center, 153 East 53rd Street, 14th Floor, Conference Room K, New York, New York on Wednesday, December 11, 2002, at [3 p.m.], and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual and Special Joint Meetings of Stockholders and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

Please refer to the Proxy Statement for a discussion of the Proposal.

                          (continued on reverse side)
------------------------------------------------------------------------------

                        Please date, sign and mail your
                     proxy card back as soon as possible!


                     Special Joint Meeting of Stockholders
                    THE EMERGING MARKETS INCOME FUND II INC

                              December 11, 2002





                Please Detach and Mail in the Envelope Provided

------------------------------------------------------------------------------
A /X/    Please mark your
         votes as in this
         example.


1. APPROVAL OF NEW INVESTMENT
   ADVISORY AND ADMINISTRATION
   AGREEMENT BETWEEN SALOMON
   BROTHERS ASSET MANAGEMENT INC
   AND THE FUND.                        FOR /_/   AGAINST /_/   ABSTAIN /_/

3. Any other business that may
   properly come before the
   Meeting.

4. I will be attending the
   Meeting.  /_/

                                        Please Complete, Sign and Date hereon
                                        and Mail in Accompanying Postpaid
                                        Envelope.



SIGNATURE _____________________________ DATE______________, 2002

SIGNATURE _____________________________ DATE______________, 2002
                IF JOINTLY HELD

NOTE: Please sign this proxy exactly as your name appears on this proxy. If joint owners. EITHER may sign this proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

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